EXECUTION VERSION CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE. ASSET PURCHASE AGREEMENT by and between SEATREPID INTERNATIONAL, L.L.C., SEATREPID DEEPSEA, L.L.C. REMOTE INSPECTION TECHNOLOGIES, L.L.C., NAUTICUS ROBOTICS, INC., and KAREN E. CHRIST, ROBERT D. CHRIST, AND STEPHEN W. WALSH dated as of March 5, 2025

202622195.2 2 TABLE OF CONTENTS ARTICLE I DEFINITIONS .................................................................................................................... 6 ARTICLE II PURCHASE AND SALE ................................................................................................... 15 Section 2.01 Purchase and Sale of Assets. .............................................................................. 15 Section 2.02 Excluded Assets. .................................................................................................. 16 Section 2.03 Assumed Liabilities.............................................................................................. 16 Section 2.04 Excluded Liabilities. ............................................................................................. 17 Section 2.05 Purchase Price. .................................................................................................... 18 Section 2.06 Earn-Out. ............................................................................................................. 18 Section 2.06 Purchase Price Adjustment. ................................................................................ 21 Section 2.07 Allocation of Purchase Price. .............................................................................. 23 Section 2.08 Withholding Tax. ................................................................................................. 23 Section 2.09 Third Party Consents. .......................................................................................... 23 ARTICLE III CLOSING ...................................................................................................................... 23 Section 3.01 Closing. ................................................................................................................ 23 Section 3.02 Closing Deliverables. ........................................................................................... 24 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER ...................................................... 25 Section 4.01 Organization and Qualification of Sellers. .......................................................... 25 Section 4.02 Authority of Sellers. ............................................................................................ 25 Section 4.03 No Conflicts; Consents. ....................................................................................... 25 Section 4.04 Financial Statements. .......................................................................................... 26 Section 4.05 Undisclosed Liabilities. ........................................................................................ 26 Section 4.06 Absence of Certain Changes, Events and Conditions. ........................................ 26 Section 4.07 Material Contracts............................................................................................... 28 Section 4.08 Title to Purchased Assets. ................................................................................... 29 Section 4.09 Condition and Sufficiency of Assets. .................................................................. 30 Section 4.10 Real Property. ...................................................................................................... 30

202622195.2 3 Section 4.11 Intellectual Property. .......................................................................................... 31 Section 4.12 Inventory. ............................................................................................................. 33 Section 4.13 Accounts Receivable. .......................................................................................... 33 Section 4.14 Customers and Suppliers. ................................................................................... 33 Section 4.15 Insurance. ............................................................................................................ 34 Section 4.16 Legal Proceedings; Governmental Orders. ......................................................... 34 Section 4.17 Compliance With Laws; Permits. ........................................................................ 34 Section 4.18 Environmental Matters. ...................................................................................... 35 Section 4.19 Employee Benefit Matters. ................................................................................. 36 Section 4.20 Employment Matters. ......................................................................................... 39 Section 4.21 Taxes. ................................................................................................................... 40 Section 4.22 Related Party Transactions. ................................................................................ 41 Section 4.23 Investment Intent. ............................................................................................... 41 Section 4.24 Brokers. ................................................................................................................ 41 Section 4.25 No Misrepresentations. ...................................................................................... 42 ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER ....................................................... 42 Section 5.01 Organization of Buyer. ......................................................................................... 42 Section 5.02 Authority of Buyer. .............................................................................................. 42 Section 5.03 No Conflicts; Consents. ....................................................................................... 42 Section 5.04 Brokers. ................................................................................................................ 42 Section 5.06 Legal Proceedings. ............................................................................................... 42 ARTICLE VI COVENANTS ................................................................................................................ 43 Section 6.01 Conduct of Business Prior to the Closing. .......................................................... 43 Section 6.02 Access to Information. ........................................................................................ 43 Section 6.03 No Solicitation of Other Bids. ............................................................................. 44 Section 6.04 Notice of Certain Events...................................................................................... 44

202622195.2 4 Section 6.05 Employees and Employee Benefits. ................................................................... 45 Section 6.06 Confidentiality. .................................................................................................... 46 Section 6.07 Non-Competition; Non-Solicitation. ................................................................... 46 Section 6.08 Governmental Approvals and Consents. ............................................................ 47 Section 6.09 Books and Records. ............................................................................................. 47 Section 6.10 Closing Conditions ............................................................................................... 48 Section 6.11 Public Announcements. ...................................................................................... 48 Section 6.12 Bulk Sales Laws.................................................................................................... 48 Section 6.13 Receivables. ......................................................................................................... 48 Section 6.14 Transfer Taxes. ..................................................................................................... 49 Section 6.15 Financial Statements. .......................................................................................... 49 Section 6.16 Further Assurances. ............................................................................................ 49 Section 6.17 Retained Claims. .................................................................................................. 49 ARTICLE VII CONDITIONS TO CLOSING .......................................................................................... 49 Section 7.02 Conditions to Obligations of Buyer. .................................................................... 50 Section 7.03 Conditions to Obligations of Sellers. .................................................................. 52 ARTICLE VIII INDEMNIFICATION .................................................................................................... 53 Section 8.01 Survival. ............................................................................................................... 53 Section 8.02 Indemnification By Sellers. ................................................................................. 53 Section 8.03 Indemnification By Buyer. ................................................................................... 53 Section 8.04 Certain Limitations. ............................................................................................. 54 Section 8.05 Indemnification Procedures. ............................................................................... 54 Section 8.06 Payments; Indemnification Holdback Amount. ................................................. 56 Section 8.07 Tax Treatment of Indemnification Payments. .................................................... 56 Section 8.08 Effect of Investigation. ........................................................................................ 56 Section 8.09 Other Rights and Remedies Not Affected. ......................................................... 57

202622195.2 5 ARTICLE IX TERMINATION ............................................................................................................. 57 Section 9.01 Termination. ........................................................................................................ 57 Section 9.02 Effect of Termination. .......................................................................................... 58 ARTICLE X MISCELLANEOUS .......................................................................................................... 58 Section 10.01 Expenses. ........................................................................................................... 58 Section 10.02 Notices. .............................................................................................................. 58 Section 10.03 Interpretation. ................................................................................................... 59 Section 10.04 Headings. ........................................................................................................... 59 Section 10.05 Severability. ....................................................................................................... 59 Section 10.06 Entire Agreement. ............................................................................................. 59 Section 10.07 Successors and Assigns. .................................................................................... 59 Section 10.08 No Third-Party Beneficiaries. ............................................................................ 59 Section 10.09 Amendment and Modification; Waiver. ........................................................... 60 Section 10.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. ................... 60 Section 10.11 Specific Performance. ....................................................................................... 61 Section 10.12 Counterparts. .................................................................................................... 61 Section 10.13 Guaranty. ........................................................................................................... 61

202622195.2 6 ASSET PURCHASE AGREEMENT This ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of March 5, 2025, is entered into between SeaTrepid International, L.L.C., a Louisiana limited liability company, SeaTrepid Deepsea LLC, a Louisiana limited liability company, Remote Inspection Technologies, L.L.C., a Louisiana limited liability company (each, a “Seller” and collectively, “Sellers”), Nauticus Robotics, Inc., a Delaware corporation (“Buyer”), and Karen Christ, Robert D. Christ, and Steve Walsh, individual residents of the State of Louisiana (each, a “Selling Person” and, collectively, the “Selling Persons”). RECITALS WHEREAS, Sellers are engaged in the business of providing applied robotic solutions for commercial, public safety, governmental, military, and/or scientific applications and developing, owning, and/or operating robotic equipment, sensor suites, and techniques for inland and offshore customers (the “Business”); WHEREAS, Sellers wish to sell and assign to Buyer, and Buyer wishes to purchase and assume from Sellers, substantially all the assets, and certain specified liabilities, of the Business, subject to the terms and conditions set forth herein; and WHEREAS, the Selling Persons will receive substantial direct and indirect benefits from the transactions contemplated by this Agreement, and as a condition and inducement to Buyer’s execution and delivery hereof, Buyer has required that the Selling Persons accept joint responsibility for certain of Seller’s indemnity obligations under this Agreement. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS The following terms have the meanings specified or referred to in this ARTICLE I: “2025 Business Revenue” has the meaning set forth in Schedule A. “Accounts Receivable” has the meaning set forth in Section 2.01(b). “Acquisition Proposal” has the meaning set forth in Section 6.03(a). “Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena, or investigation of any nature, civil, criminal, administrative, regulatory, or otherwise, whether at law or in equity. “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. “Agreement” has the meaning set forth in the preamble.

202622195.2 7 “Allocation Schedule” has the meaning set forth in Section 2.08. “Ameristate Bank Loan” has the meaning set forth in Section 2.03(c)(i). “Ancillary Documents” means the Bill of Sale, the Assignment and Assumption Agreement, Intellectual Property Assignments, Deeds, Assignment and Assumption of Leases, the Transition Services Agreement, and the other agreements, instruments and documents required to be delivered at the Closing. “Annual Financial Statements” has the meaning set forth in Section 4.04. “Assigned Contracts” has the meaning set forth in Section 2.01(d). “Assignment and Assumption Agreement” has the meaning set forth in Section 3.02(a)(ii). “Assumed Liabilities” has the meaning set forth in Section 2.03. “Balance Sheet” has the meaning set forth in Section 4.04. “Balance Sheet Date” has the meaning set forth in Section 4.04. “Basket” has the meaning set forth in Section 8.04(a). “Benefit Plan” has the meaning set forth in Section 4.19(a). “Bill of Sale” has the meaning set forth in Section 3.02(a)(i). “Books and Records” has the meaning set forth in Section 2.01(l). “Business” has the meaning set forth in the recitals. “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in the State of Louisiana are authorized or required by Law to be closed for business. “Business IT Systems” means all Software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology (IT) networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used (including through cloud-based or other third-party service providers) in the conduct of the Business. “Buyer” has the meaning set forth in the preamble. “Buyer Closing Certificate” has the meaning set forth in Section 7.02(f). “Buyer Indemnitees” has the meaning set forth in Section 8.02. “Buyer’s Accountants” means Whitley Penn LLP. “Cap” has the meaning set forth in Section 8.04(a).

202622195.2 8 “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq. “Closing” has the meaning set forth in Section 3.01. “Closing Date” has the meaning set forth in Section 3.01. “Closing Working Capital” means: (a) Current Assets, less (b) Current Liabilities, determined as of the close of business on the Closing Date. “Closing Working Capital Statement” has the meaning set forth in Section 2.07(a)(i). “Code” means the Internal Revenue Code of 1986, as amended. “Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral. “Copyrights” has the meaning set forth in the definition of Intellectual Property. “Current Assets” means the current assets of the Business included in the line items set forth on Section 2.07(a)(i) of the Disclosure Schedules and only to the extent acquired pursuant to the terms of this Agreement. “Current Liabilities” means the current liabilities of the Business included in the line items set forth on Section 2.07(a)(i) of the Disclosure Schedules and only to the extent assumed pursuant to the terms of this Agreement. “Deed” has the meaning set forth in Section 3.02(a)(iv). “Direct Claim” has the meaning set forth in Section 8.05(c). “Disclosure Schedules” means the Disclosure Schedules delivered by Sellers and Buyer concurrently with the execution and delivery of this Agreement. “Disputed Amounts” has the meaning set forth in Section 2.07(b)(iii). “Dollars” or “$” means the lawful currency of the United States. “Due Diligence Period” means the period commencing on the date of execution of the Letter of Intent (dated August 12, 2024) and ending upon the date of Closing. “Earn-Out Calculation” has the meaning set forth in Section 2.06(b)(i). “Earn-Out Calculation Delivery Date” has the meaning set forth in Section 2.06(b)(i). “Earn-Out Calculation Objection Notice” has the meaning set forth in Section 2.06(b)(ii). “Earn-Out Calculation Statement” has the meaning set forth in Section 2.06(b)(i). “Earn-Out Period” has the meaning set forth in Schedule A.

202622195.2 9 “Earn-Out Shares” has the meaning set forth in Section 2.06(b). “Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership. “Environmental Attributes” means any emissions and renewable energy credits, energy conservation credits, benefits, offsets and allowances, emission reduction credits or words of similar import or regulatory effect (including emissions reduction credits or allowances under all applicable emission trading, compliance or budget programs, or any other federal, state or regional emission, renewable energy or energy conservation trading or budget program) that have been held, allocated to or acquired for the development, construction, ownership, lease, operation, use or maintenance of the Business or the Purchased Assets or as of: (a) the date of this Agreement; and (b) future years for which allocations have been established and are in effect as of the date of this Agreement. “Environmental Claim” means any Action, Governmental Order, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence of, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit. “Environmental Law” means any applicable Law, and any Governmental Order or binding agreement with any Governmental Authority: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient or indoor air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act of 1910, as amended, 7 U.S.C. §§ 136 et seq.; the Oil Pollution Act of 1990, as amended, 33 U.S.C. §§ 2701 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq. “Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

202622195.2 10 “Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. “ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Sellers or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code or Section 4001 of ERISA. “Excluded Assets” has the meaning set forth in Section 2.02. “Excluded Contracts” has the meaning set forth in Section 2.02(a). “Excluded Liabilities” has the meaning set forth in Section 2.04. “Financial Statements” has the meaning set forth in Section 4.04. “FIRPTA Certificate” has the meaning set forth in Section 7.01(m). “GAAP” means United States generally accepted accounting principles in effect from time to time. “Government Contracts” has the meaning set forth in Section 4.07(a)(viii) “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction. “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority. “Gross Recovery” has the meaning set forth in Section 6.17. “Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls and per- and poly-fluoroalkyl substances (PFAS) and other emerging contaminants. “Indemnified Party” has the meaning set forth in Section 8.05. “Indemnifying Party” has the meaning set forth in Section 8.05. “Independent Accountant” has the meaning set forth in Section 2.06(b)(ii). “Insurance Policies” has the meaning set forth in Section 4.15.

202622195.2 11 “Intellectual Property” means any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Authority-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) (“Patents”); (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”); (c) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing (“Copyrights”); (d) internet domain names and social media account or user names (including “handles”), whether or not Trademarks, all associated web addresses, URLs, websites and web pages, social media sites and pages, and all content and data thereon or relating thereto, whether or not Copyrights; (e) mask works, and all registrations, applications for registration, and renewals thereof; (f) industrial designs, and all Patents, registrations, applications for registration, and renewals thereof; (g) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein (“Trade Secrets”); (h) computer programs, operating systems, applications, firmware and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof (“Software”); (i) rights of publicity; and (j) all other intellectual or industrial property and proprietary rights. “Intellectual Property Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions and other Contracts, whether written or oral, relating to any Intellectual Property that is used or held for use in the conduct of the Business as currently conducted or proposed to be conducted to which Sellers are a party, beneficiary or otherwise bound. “Intellectual Property Assets” means all Intellectual Property that is owned by Sellers and used or held for use in the conduct of the Business as currently conducted or proposed to be conducted, together with all (i) royalties, fees, income, payments, and other proceeds now or hereafter due or payable to Sellers with respect to such Intellectual Property; and (ii) claims and causes of action with respect to such Intellectual Property, whether accruing before, on, or after the date hereof/accruing on or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal or equitable relief for past, present, or future infringement, misappropriation, or other violation thereof. “Intellectual Property Assignments” has the meaning set forth in Section 3.02(a)(iii). “Intellectual Property Registrations” means all Intellectual Property Assets that are subject to any issuance, registration, or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued Patents, registered Trademarks, domain names and Copyrights, and pending applications for any of the foregoing. “Interim Balance Sheet” has the meaning set forth in Section 4.04. “Interim Balance Sheet Date” has the meaning set forth in Section 4.04. “Interim Financial Statements” has the meaning set forth in Section 4.04. “Inventory” has the meaning set forth in Section 2.01(c).

202622195.2 12 “Key Employee” means Robert D. Christ and Steve Walsh. “Knowledge of Sellers or Sellers’ Knowledge” or any other similar knowledge qualification, means the actual or constructive knowledge of Karen Christ, Robert D. Christ or Steve Walsh, after due inquiry. “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority. “Liabilities” means liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise. “Licensed Intellectual Property” means all Intellectual Property in which Sellers hold any rights or interests granted by other Persons, including any of Sellers’ Affiliates, that is used or held for use in the conduct of the Business as currently conducted or proposed to be conducted. “Losses” means losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party. “Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the Business, (b) the value of the Purchased Assets, or (c) the ability of Sellers to consummate the transactions contemplated hereby on a timely basis; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Business operates; (iii) any changes in financial or securities markets in general; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Buyer; (vi) any changes in applicable Laws or accounting rules, including GAAP; (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement; (viii) any natural or man-made disasters or acts of God; or (ix) any failure by the Business to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Business compared to other participants in the industries in which the Business operates. “Material Contracts” has the meaning set forth in Section 4.07(a)(i). “Material Customers” has the meaning set forth in Section 4.14(a).] “Material Suppliers” has the meaning set forth in Section 4.14(b). “Multiemployer Plan” has the meaning set forth in Section 4.19(c).

202622195.2 13 “Net Recovery” has the meaning set forth in Section 6.17. “Owned Real Property” has the meaning set forth in Section 4.10(a). “Patents” has the meaning set forth in the definition of Intellectual Property. “Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities. “Permitted Encumbrances” has the meaning set forth in Section 4.08(a). “Permitted Expenses” has the meaning set forth in Section 6.17. “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity. “Platform Agreements” has the meaning set forth in Section 4.11(h). “Post-Closing Adjustment” has the meaning set forth in Section 2.07(a)(ii). “Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date. “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date. “Purchase Price” has the meaning set forth in Section 2.05. “Purchased Assets” has the meaning set forth in Section 2.01. “Purchase Price Holdback Amount” means $50,000. “Qualified Benefit Plan” has the meaning set forth in Section 4.19(c). “Real Property” means, collectively, the Owned Real Property and the Leased Real Property. “Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient or indoor air, surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture). “Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, lenders, potential financing sources, counsel, accountants and other agents of such Person. “Resolution Period” has the meaning set forth in Section 2.07(b)(ii).

202622195.2 14 “Restricted Business” means any business specializing in subsea services (including offshore ROV services, diving services, survey services and offshore construction support). “Restricted Period” has the meaning set forth in Section 6.07(a). “Retained Claims” has the meaning set forth in Section 6.17. “Review Period” has the meaning set forth in Section 2.07(b)(i). “SBA Loan” has the meaning set forth in Section 2.03(c)(ii).“Securities Act” means the Securities Act of 1933, as amended. “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended. “Sellers” has the meaning set forth in the preamble. “Sellers Closing Certificate” has the meaning set forth in Section 7.01(j). “Sellers Indemnitees” has the meaning set forth in Section 8.03. “Sellers’ Accountants” means Weiler & Rees, LLC. “Selling Persons” has the meaning set forth in the Preamble. “Single Employer Plan” has the meaning set forth in Section 4.19(c). “Software” has the meaning set forth in the definition of Intellectual Property. “Statement of Objections” has the meaning set forth in Section 2.07(b)(ii). “Tangible Personal Property” has the meaning set forth in Section 2.01(f). “Target Working Capital” means $500,000. “Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, documentary, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties. “Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Territory” means the continental United States and its territorial waters and 200nm offshore Exclusive Economic Zone. “Third-Party Claim” has the meaning set forth in Section 8.05(a). “Trade Secrets” has the meaning set forth in the definition of Intellectual Property.

202622195.2 15 “Trademarks” has the meaning set forth in the definition of Intellectual Property. “Undisputed Amounts” has the meaning set forth in Section 2.07(b)(iii). “Union” has the meaning set forth in Section 4.20(b). “WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local and foreign laws related to plant closings, relocations, mass layoffs and employment losses. “Working Capital Deficit” has the meaning set forth in Section 2.07(c)(i). ARTICLE II PURCHASE AND SALE Section 2.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Sellers shall sell, assign, transfer, convey and deliver to Buyer (or an Affiliate of Buyer designated by Buyer), and Buyer (or Buyer’s designated Affiliate) shall purchase from Sellers, free and clear of any Encumbrances other than Permitted Encumbrances, all of Sellers’ right, title and interest in, to and under all of the assets, properties and rights of every kind and nature, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired (other than the Excluded Assets), which relate to, or are used or held for use in connection with, the Business (collectively, the “Purchased Assets”), including, without limitation, the following: (a) cash and cash equivalents; (b) all accounts or notes receivable held by Sellers, and any security, claim, remedy or other right related to any of the foregoing (“Accounts Receivable”); (c) all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories (“Inventory”); (d) all Contracts, including Intellectual Property Agreements, except for the Excluded Contracts (the “Assigned Contracts”); (e) except for Intellectual Property Assets included in the Retained Claims, all Intellectual Property Assets; (f) all furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones and other tangible personal property (the “Tangible Personal Property”); (g) all Owned Real Property; (h) all Permits, including Environmental Permits, which are held by Sellers and required for the conduct of the Business as currently conducted or for the ownership and use of the Purchased Assets, including, without limitation, those listed on Section 4.17(b) and Section 4.18(b) of the Disclosure Schedules; (i) all rights to any Actions of any nature available to or being pursued by Sellers to the extent related to the Business, the Purchased Assets or the Assumed Liabilities, whether arising

202622195.2 16 by way of counterclaim or otherwise; all prepaid expenses, credits, advance payments, claims, security, refunds, rights of recovery, rights of set-off, rights of recoupment, deposits, charges, sums and fees (including any such item relating to the payment of Taxes), except for the Retained Claims; (j) all of Sellers’ rights under warranties, indemnities and all similar rights against third parties to the extent related to any Purchased Assets; (k) all insurance benefits, including rights and proceeds, arising from or relating to the Business, the Purchased Assets or the Assumed Liabilities; (l) originals, or where not available, copies, of all books and records, including, but not limited to, books of account, ledgers and general, financial and accounting records, machinery and equipment maintenance files, customer lists, customer purchasing histories, price lists, distribution lists, supplier lists, production data, quality control records and procedures, customer complaints and inquiry files, research and development files, records and data (including all correspondence with any Governmental Authority), sales material and records (including pricing history, total sales, terms and conditions of sale, sales and pricing policies and practices), strategic plans, internal financial statements, marketing and promotional surveys, material and research and files relating to the Intellectual Property Assets and the Intellectual Property Agreements (“Books and Records”); and (m) all goodwill and the going concern value of the Business. Section 2.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include the following assets (collectively, the “Excluded Assets”): (a) Contracts, including Intellectual Property Agreements, that are set forth in Section 2.02(a) of the Disclosure Schedules (the “Excluded Contracts”); (b) the corporate seals, organizational documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of Sellers; (c) all Benefit Plans and assets attributable thereto; (d) all insurance policies and rights thereunder; (e) the Retained Claims; (f) the assets, properties and rights specifically set forth on Section 2.02(f) of the Disclosure Schedules; and (g) the rights which accrue or will accrue to Sellers under this Agreement and the Ancillary Documents. Section 2.03 Assumed Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge only the following Liabilities of Sellers (collectively, the “Assumed Liabilities”), and no other Liabilities: (a) all trade accounts payable of Sellers to third parties in connection with the Business that remain unpaid and are not delinquent as of the Closing Date and that either are reflected on the

202622195.2 17 Interim Balance Sheet Date or arose in the ordinary course of business consistent with past practice since the Interim Balance Sheet Date; (b) all Liabilities in respect of the Assigned Contracts but only to the extent that such Liabilities thereunder are required to be performed after the Closing Date, were incurred in the ordinary course of business and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by Sellers on or prior to the Closing; (c) Sellers’ Liabilities pursuant to the following bank loans: (i) that certain Loan Agreement in the principal sum of $2,335,000.00 between Sellers and Ameristate Bank, dated August 4, 2017 (the “Ameristate Bank Loan”); and (ii) that certain Loan Authorization and Agreement in the principal amount of $485,300.00 between SeaTrepid International LLC and the U.S. Small Business Administration dated effective June 19, 2020 (the “SBA Loan”); and (d) those Liabilities of Sellers set forth on Section 2.03(d) of the Disclosure Schedules. Section 2.04 Excluded Liabilities. Notwithstanding the provisions of Section 2.03 or any other provision in this Agreement to the contrary, Buyer shall not assume and shall not be responsible to pay, perform or discharge any Liabilities of Sellers, the Selling Persons, or any of their respective Affiliates of any kind or nature whatsoever other than the Assumed Liabilities (the “Excluded Liabilities”). Sellers shall, and shall cause each of its Affiliates to, pay and satisfy in due course all Excluded Liabilities which they are obligated to pay and satisfy. Without limiting the generality of the foregoing, the Excluded Liabilities shall include, but not be limited to, the following: (a) any Liabilities of Sellers arising or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including, without limitation, fees and expenses of counsel, accountants, consultants, advisers and others; (b) any Liability for (i) Taxes of Sellers (or any stockholder or Affiliate of Sellers) or relating to the Business, the Purchased Assets or the Assumed Liabilities for any Pre-Closing Tax Period; (ii) Taxes that arise out of the consummation of the transactions contemplated hereby or that are the responsibility of Sellers pursuant to Section 6.14; or (iii) other Taxes of Sellers (or any stockholder or Affiliate of Sellers) of any kind or description (including any Liability for Taxes of Sellers (or any stockholder or Affiliate of Sellers) that becomes a Liability of Buyer under any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of contract or Law); (c) any Liabilities relating to or arising out of the Excluded Assets; (d) any Liabilities, whether or not there is any pending or threatened Action, arising out of, relating to or otherwise in respect of the ownership, use and operation of the Business or the Purchased Assets to the extent such Liabilities relate to such ownership, use and operation on or prior to the Closing Date; (e) any product Liability or similar claim for injury to a Person or property which arises out of or is based upon any express or implied representation, warranty, agreement or

202622195.2 18 guaranty made by Sellers, or by reason of the improper performance or malfunctioning of a product, improper design or manufacture, failure to adequately package, label or warn of hazards or other related product defects of any products at any time manufactured or sold or any service performed by Sellers; (f) any Liabilities of Sellers arising under or in connection with any Benefit Plan providing benefits to any present or former employee of Sellers (g) any Liabilities of Sellers for any present or former employees, officers, directors, retirees, independent contractors or consultants of Sellers, including, without limitation, any Liabilities associated with any claims for wages or other benefits, bonuses, accrued vacation, workers’ compensation, severance, retention, termination or other payments; (h) any Environmental Claims, or Liabilities under Environmental Laws, to the extent arising out of or relating to facts, circumstances or conditions existing on or prior to the Closing or otherwise to the extent arising out of any actions or omissions of Sellers; (i) any trade accounts payable of Sellers (i) to the extent not accounted for on the Interim Balance Sheet; (ii) which constitute intercompany payables owing to Affiliates of Sellers; (iii) which constitute debt, loans or credit facilities to financial institutions; or (iv) which did not arise in the ordinary course of business; (j) any Liabilities of the Business relating or arising from unfulfilled commitments, quotations, purchase orders, customer orders or work orders that (i) do not constitute part of the Purchased Assets issued by the Business’ customers to Sellers on or before the Closing; (ii) did not arise in the ordinary course of business; or (iii) are not validly and effectively assigned to Buyer pursuant to this Agreement; (k) any Liabilities to indemnify, reimburse or advance amounts to any present or former officer, manager, employee or agent of Sellers (including with respect to any breach of fiduciary obligations by same), except for indemnification of same pursuant to Section 8.03 as Sellers Indemnitees; (l) any Liabilities under the Excluded Contracts or any other Contracts, including Intellectual Property Agreements, (i) which are not validly and effectively assigned to Buyer pursuant to this Agreement; (ii) which do not conform to the representations and warranties with respect thereto contained in this Agreement; or (iii) to the extent such Liabilities arise out of or relate to a breach by Sellers of such Contracts prior to Closing; (m) any Liabilities associated with debt, loans, or credit facilities of Sellers and/or the Business owing to financial institutions; and (n) any Liabilities arising out of, in respect of or in connection with the failure by Sellers or any of its Affiliates to comply with any Law or Governmental Order. Section 2.05 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $8,000,000, subject to adjustment pursuant to Section 2.07 hereof, plus the Earn-Out Shares (if any) (the “Purchase Price”), plus the assumption of the Assumed Liabilities. The Purchase Price shall be paid as provided in Section 3.02 Section 2.06 Earn-Out.

202622195.2 19 (a) As additional consideration for the Purchased Assets, with respect to the the Earn- Out Period, Buyer shall issue to Sellers, shares of Buyer’s common stock, par value $0.0001 per share (“Common Stock”), if any, in such amounts, at such times, and at such valuation as provided on Schedule A (the “Earn-Out Shares”). (b) Procedures Applicable to Determination of the Earn-Out Shares. (i) On or before the date which is 90 days after the last day of the Earn-Out Period, Buyer shall prepare and deliver to Sellers a written statement (“Earn-Out Calculation Statement”) setting forth in reasonable detail its determination of the 2025 Business Revenue for the Earn-Out Period and its calculation of the resulting Earn-Out Shares (an “Earn-Out Calculation”). (ii) Sellers shall have 30 days after receipt of the Earn-Out Calculation Statement for the Earn-Out Period (in each case, the “Review Period”) to review the Earn- Out Calculation Statement and the Earn-Out Calculation set forth therein. During the Review Period, Sellers and their accountants shall have the right to inspect Buyer’s books and records during normal business hours at Buyer’s offices, upon 2 Business Days prior notice and solely for purposes reasonably related to the determinations of 2025 Business Revenue and the resulting Earn-Out Shares. If for any reason, Buyer delays the inspection, the Review Period shall be extended by an equal number of days. Prior to the expiration of the Review Period, Sellers may object to the Earn-Out Calculation set forth in the Earn- Out Calculation Statement for the applicable Earn-Out Period by delivering a written notice of objection (an “Earn-Out Calculation Objection Notice”) to Buyer. Any Earn-Out Calculation Objection Notice shall specify the items in the applicable Earn-Out Calculation disputed by Sellers and shall describe in reasonable detail the basis for such objection, as well as the amount in dispute. If Sellers fail to deliver an Earn-Out Calculation Objection Notice to Buyer prior to the expiration of the Review Period, then the Earn-Out Calculation set forth in the Earn-Out Calculation Statement shall be final and binding on the parties hereto. Compliance with the Notice provisions of this Agreement within the Review Period, shall constitute timely notice of Earn-Out Calculation Objection Notice. If Sellers timely deliver an Earn-Out Calculation Objection Notice, Buyer and Sellers shall negotiate in good faith to resolve the disputed items and agree upon the resulting amount of 2025 Business Revenue and the Earn-Out Shares for the applicable Earn-Out Period. If Buyer and Sellers are unable to reach agreement within 30 days after such an Earn-Out Calculation Objection Notice has been given, all unresolved disputed items shall be referred to an impartial nationally recognized firm of independent certified public accountants, other than Sellers’ Accountants or Buyer’s Accountants, appointed by mutual agreement of Buyer and Sellers (the “Independent Accountant”), who, acting as experts and not arbitrators, shall resolve the unresolved disputed items. The Independent Accountant shall be directed to render a written report on the unresolved disputed items with respect to the applicable Earn-Out Calculation as promptly as practicable, but in no event greater than 60 days after such submission to the Independent Accountant, and to resolve only those unresolved disputed items set forth in the Earn-Out Calculation Objection Notice. If unresolved disputed items are submitted to the Independent Accountant, Buyer and Sellers shall each furnish to the Independent Accountant such work papers, schedules and other documents and information relating to the unresolved disputed items as the Independent Accountant may reasonably request. The Independent Accountant

202622195.2 20 shall resolve the disputed items based solely on the applicable definitions and other terms in this Agreement and the presentations by Buyer and Sellers, and not by independent review. The resolution of the dispute and the calculation of 2025 Business Revenue that is the subject of the applicable Earn-Out Calculation Objection Notice by the Independent Accountant shall be final and binding on the parties hereto. The fees and expenses of the Independent Accountant shall be borne by Sellers and Buyer in proportion to the amounts by which their respective calculations of the Independent Accountant’s 2025 Business Revenue differ from the amount claimed by Seller’s 2025 Business Revenue as finally determined by the Independent Accountant. For avoidance of doubt, and by way of example, if Seller’s claimed amount is equal to the Independent Accountant’s calculation, the fees and expenses of the Independent Accountant shall entirely be borne by Buyer. (c) Subject to Section 2.05(h), any Earn-Out Shares shall be issued no later than 30 Business Days following the date upon which the determination of 2025 Business Revenue for the Earn-Out Period becomes final and binding upon the parties as provided in Section 2.05(c)(ii) (including any final resolution of any dispute raised by Sellers in an Earn-Out Calculation Objection Notice). (d) Subject to the terms of this Agreement, the other Ancillary Documents, Buyer’s covenant of good faith and fair dealing with respect to the provisions of the Earn-out Payment, subsequent to the Closing, Buyer shall have sole discretion with regard to all matters relating to the operation of the Business. (i) Notwithstanding the foregoing, during the Earn-Out Period, any and all revenue or income earned with respect to operations of the Company relating to the Business shall be recognized and shall not be attributed in whole or part to other businesses of Buyer or its Affiliates or otherwise prejudice the computation of the Earn-out Payments. None of Buyer or its Affiliates will take any actions, or omit to take any actions, for the primary purpose of reducing the amount of the Earn-out Payment or otherwise frustrating or avoiding Buyer’s obligations under this Agreement. (ii) the Earn-out Payment is speculative and is subject to numerous factors outside the control of Buyer and there is no assurance that the Sellers will receive any Earn-out Payment and Buyer has not promised any Earn-out Payment. (iii) none of Buyer, its Affiliates or their respective shareholders, directors or officers owe any fiduciary duty or other express or implied duty to the Sellers. (e) Buyer shall have the right to withhold and set off against any amount otherwise due to be paid pursuant to this Section 2.05(a) the amount of (i) any Purchase Price Adjustment owed to it pursuant to Section 2.07 and (ii) any Losses to which any Buyer Indemnified Party may be entitled under ARTICLE VIII of this Agreement or any other Ancillary Document. (f) The parties hereto understand and agree that (i) the contingent rights to receive any Earn-Out Shares shall not be represented by any form of certificate or other instrument, are not transferable or assignable except by operation of Laws relating to descent and distribution, divorce, and community property, and do not constitute an equity or ownership interest in Buyer, (ii) Sellers

202622195.2 21 shall not have any rights as a securityholder of Buyer as a result of Sellers’ contingent right to receive any Earn-Out Shares hereunder, (iii) Buyer does not grant any security interest in the assets or equity of the Business or Buyer as a result of Sellers’ contingent right to receive any Earn-Out Shares hereunder, and (iv) no interest is payable with respect to any Earn-Out Shares. Section 2.07 Purchase Price Adjustment. (a) Post-Closing Adjustment. (i) Within 90 days after the Closing Date, Buyer shall prepare and deliver to Sellers (A) a statement setting forth its calculation of Closing Working Capital, which statement shall be substantially in the form of Section 2.07(a)(i) of the Disclosure Schedules (the “Closing Working Capital Statement”), and (B) an officer’s certificate of Buyer certifying (on behalf of Buyer, and not in an individual capacity) that the Closing Working Capital Statement was prepared in accordance with GAAP applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Annual Financial Statements for the most recent fiscal year end, subject to the modifications and limitations set forth on Section 2.07(a)(i) of the Disclosure Schedules. If Buyer does not deliver the Closing Working Capital Statement within 90 days of closing, Sellers may by notice to Buyer demand delivery of the Closing Working Capital Statement, and if Buyer does not deliver the Closing Working Capital Statement within thirty (30) days following delivery of such notice by Sellers, there shall be no Post- Closing Adjustment and Buyer will be deemed to have accepted the Closing Working Capital without objection or adjustment. (ii) The “Post-Closing Adjustment” shall be an amount equal to the Closing Working Capital (as finally determined in accordance with Section 2.07(b)) minus the Target Working Capital. (b) Examination and Review. (i) Examination. After receipt of the Closing Working Capital Statement, Sellers shall have 30 days (the “Review Period”) to review the Closing Working Capital Statement. During the Review Period, Sellers and Sellers’ Accountants shall have full access to the relevant books and records of Buyer, the personnel of, and work papers prepared by, Buyer and/or Buyer’s Accountants to the extent that they relate to the Closing Working Capital Statement and to such historical financial information (to the extent in Buyer’s possession) relating to the Closing Working Capital Statement as Sellers may reasonably request for the purpose of reviewing the Closing Working Capital Statement and to prepare a Statement of Objections (defined below), provided, that such access shall be in a manner that does not unnecessarily interfere with the normal business operations of Buyer. (ii) Objection. On or prior to the last day of the Review Period, Sellers may object to the Closing Working Capital Statement by delivering to Buyer a written statement setting forth Sellers’ objections in reasonable detail, indicating each disputed item or amount and the basis for Sellers’ disagreement therewith (the “Statement of Objections”). If Sellers fail to deliver the Statement of Objections before the expiration of the Review Period, the Closing Working Capital Statement and the Post-Closing Adjustment, as the case may be, reflected in the Closing Working Capital Statement shall be deemed to have

202622195.2 22 been accepted by Sellers. If Sellers deliver the Statement of Objections before the expiration of the Review Period, Buyer and Sellers shall negotiate in good faith to resolve such objections within 30 days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the Post-Closing Adjustment and the Closing Working Capital Statement with such changes as may have been previously agreed in writing by Buyer and Sellers, shall be final and binding. (iii) If Sellers and Buyer fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts” and any amounts not so disputed, the “Undisputed Amounts”) shall be submitted for resolution to the office of Whitley Penn, LLP or, if Whitley Penn, LLP is unable to serve, Buyer and Sellers shall appoint an Independent Accountant who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Post-Closing Adjustment, as the case may be, and the Closing Working Capital Statement. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Working Capital Statement and the Statement of Objections, respectively. (iv) The fees and expenses of the Independent Accountant shall be paid 50% each by Sellers, on the one hand, and Buyer, on the other hand. (v) The Independent Accountant shall make a determination as soon as practicable within 30 days (or such other time as the parties hereto shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Working Capital Statement and/or the Post-Closing Adjustment shall be conclusive and binding upon the parties hereto. (c) Payments of Post-Closing Adjustment. (i) If the Post-Closing Adjustment is a negative number (the absolute value of such amount, the “Working Capital Deficit”), Buyer shall, within 10 Business Days after the final determination of the Post-Closing Adjustment, disburse from the Purchase Price Holdback Amount by wire transfer of immediately available funds (A) first to Buyer, an amount equal to the Working Capital Deficit (together with interest calculated as set forth in Section 2.07(c)(iii)), and (B) then to Sellers, any amounts remaining in the Purchase Price Holdback Amount. If the Working Capital Deficit (together with interest calculated as set forth in Section 2.07(c)(iii)) is greater than the amount held in the Purchase Price Holdback Amount, any remaining unpaid portion of the Working Capital Deficit shall be paid by Sellers. (ii) If the Post-Closing Adjustment is a positive number, within 10 Business Days after the final determination of the Post-Closing Adjustment, (A) Buyer shall disburse by wire transfer of immediately available funds to Sellers the amount of the Post-Closing Adjustment (together with interest calculated as set forth in Section 2.07(c)(iii)), and (B) Buyer shall disburse from the Purchase Price Holdback Amount by wire transfer of immediately available funds to Sellers the Purchase Price Holdback Amount.

202622195.2 23 (iii) The amount of any Post-Closing Adjustment shall bear interest from and including the Closing Date to but excluding the date of payment at a rate per annum equal to 5%. Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed, without compounding. (d) Any payments made pursuant to Section 2.07 shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law. Section 2.08 Allocation of Purchase Price. Sellers and Buyer agree that the Purchase Price and the Assumed Liabilities (plus other relevant items) shall be allocated among the Purchased Assets for all purposes (including Tax and financial accounting) as shown on the allocation schedule (the “Allocation Schedule”). A draft of the Allocation Schedule shall be prepared by Buyer and delivered to Sellers within 60 days following the Closing Date. If Sellers notify Buyer in writing that Sellers object to one or more items reflected in the Allocation Schedule, Sellers and Buyer shall negotiate in good faith to resolve such dispute; provided, however, that if Sellers and Buyer are unable to resolve any dispute with respect to the Allocation Schedule within 60 days following the Closing Date, such dispute shall be resolved by the Independent Accountant. The fees and expenses of such accounting firm shall be borne equally by Sellers and Buyer. Buyer and Sellers shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with the Allocation Schedule. Any adjustments to the Purchase Price pursuant to Section 2.07 herein shall be allocated in a manner consistent with the Allocation Schedule. Section 2.09 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Sellers hereunder. Section 2.10 Third Party Consents. To the extent that Sellers’ rights under any Contract or Permit constituting a Purchased Asset, or any other Purchased Asset, may not be assigned to Buyer without the consent of another Person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Sellers, at its expense, shall use its reasonable best efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Buyer’s rights under the Purchased Asset in question so that Buyer would not in effect acquire the benefit of all such rights, Sellers, to the maximum extent permitted by law and the Purchased Asset, shall act after the Closing as Buyer’s agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by Law and the Purchased Asset, with Buyer in any other reasonable arrangement designed to provide such benefits to Buyer. Notwithstanding any provision in this Section 2.10 to the contrary, Buyer shall not be deemed to have waived its rights under Section 7.01(d) hereof unless and until Buyer either provides written waivers thereof or elects to proceed to consummate the transactions contemplated by this Agreement at Closing. ARTICLE III CLOSING Section 3.01 Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by electronic exchange of documents and signatures, at 10:00 A.M., central standard time, on the Business Day after all of the conditions to Closing set forth in ARTICLE VII are either satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date or place as Sellers and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date”.

202622195.2 24 Section 3.02 Closing Deliverables. (a) At the Closing, Sellers shall deliver to Buyer the following: (i) a bill of sale in form and substance satisfactory to Buyer (the “Bill of Sale”) and duly executed by Sellers, transferring the tangible personal property included in the Purchased Assets to Buyer; (ii) an assignment and assumption agreement in form and substance satisfactory to Buyer (the “Assignment and Assumption Agreement”) and duly executed by Sellers, effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities; (iii) assignments in form and substance satisfactory to Buyer (the “Intellectual Property Assignments”) and duly executed by Sellers, transferring all of Sellers’ right, title and interest in and to the Intellectual Property Assets to Buyer; (iv) with respect to each parcel of Owned Real Property, a general warranty deed in form and substance satisfactory to Buyer (each, a “Deed”) and duly executed and notarized by Sellers; (v) a power of attorney in form and substance satisfactory to Buyer and duly executed by Sellers; (vi) the Sellers Closing Certificate; (vii) the FIRPTA Certificate; (viii) the certificates of the Secretary or Assistant Secretary of Sellers required by Section 7.01(k) and Section 7.01(l); (ix) such other customary instruments of transfer, assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement. (b) At the Closing, Buyer shall deliver to Sellers the following: (i) 50% of the Purchase Price, less the Purchase Price Holdback Amount, by wire transfer of immediately available funds to an account designated in writing by Sellers to Buyer; (ii) the Assignment and Assumption Agreement duly executed by Buyer; (iii) the Buyer Closing Certificate; (iv) the certificates of the Secretary or Assistant Secretary of Buyer required by Section 7.02(g) and Section 7.02(h); and (v) The proof of removal of Selling Persons as personal guarantors on the Ameristate Bank Loan and the SBA Loan to the extent applicable.

202622195.2 25 (c) On or before September 30, 2025, Buyer shall deliver to Seller the remaining 50% of the Purchase Price, plus interest accrued thereon at the rate set forth in Section 2.07(c)(iii) from the date of Closing to the date of payment. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLERS Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, each Seller jointly and severally represents and warrants to Buyer that the statements contained in this ARTICLE IV are true and correct as of the date hereof and as of Closing. Section 4.01 Organization and Qualification of Sellers. Each Seller is a limited liability company duly organized, validly existing and in good standing under the Laws of the state of Louisiana and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as currently conducted. Section 4.01 of the Disclosure Schedules sets forth each jurisdiction in which each Seller is licensed or qualified to do business, and each Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the ownership of the Purchased Assets or the operation of the Business as currently conducted makes such licensing or qualification necessary. Section 4.02 Authority of Sellers. Each Seller has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which each Seller is or will be a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each Seller of this Agreement and any Ancillary Document to which each Seller is or will be a party, the performance by each Seller of its obligations hereunder and thereunder and the consummation by each Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of such Seller. This Agreement has been duly executed and delivered by each Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of each Seller enforceable against such Seller in accordance with its terms. When each Ancillary Document to which each Seller is or will be a party has been duly executed and delivered by such Seller (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of such Seller enforceable against it in accordance with its terms. Section 4.03 No Conflicts; Consents. The execution, delivery and performance by each Seller of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of such Seller; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to such Seller, the Business or the Purchased Assets; (c) except as set forth in Section 4.03 of the Disclosure Schedules, require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract or Permit to which such Seller is a party or by which such Seller or the Business is bound or to which any of the Purchased Assets are subject (including any Assigned Contract); or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on the Purchased Assets. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to each Seller in connection with the execution and delivery of this Agreement or any of the Ancillary Documents to which such Seller is or will be a party and the consummation of the transactions contemplated hereby and thereby.

202622195.2 26 Section 4.04 Financial Statements. Complete copies of the unaudited financial statements consisting of the balance sheet of the Business as at December 31, 2023 and 2022 in each of the three years ended December 31, 2023, 2022, and 2021 and the related statements of income and retained earnings, members’ equity, and cash flow for the three years then ended (the “Annual Financial Statements”), and unaudited financial statements consisting of the balance sheet of the Business as at December 31, 2024 and the related statements of income and retained earnings, members’ equity, and cash flow for the six-month period then ended (the “Interim Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”) have been delivered to Buyer. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Annual Financial Statements). The Financial Statements are based on the books and records of the Business, and fairly present the financial condition of the Business as of the respective dates they were prepared and the results of the operations of the Business for the periods indicated. The balance sheet of the Business as of December 31, 2023 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Business as of December 31, 2024 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”. Sellers maintain a standard system of accounting for the Business established and administered in accordance with GAAP. Section 4.05 Undisclosed Liabilities. Sellers have no Liabilities with respect to the Business, except (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount. Section 4.06 Absence of Certain Changes, Events and Conditions. Since the Balance Sheet Date, the Business has been conducted in the ordinary course of business consistent with past practice, and there has not been any: (a) event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (b) material change in any method of accounting or accounting practice for the Business, except as required by GAAP or as disclosed in the notes to the Financial Statements; (c) material change in cash management practices and policies, practices and procedures with respect to collection of Accounts Receivable, establishment of reserves for uncollectible Accounts Receivable, accrual of Accounts Receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits; (d) entry into any Contract that would constitute a Material Contract, other than contracts with established customers and suppliers in the normal course of business; (e) incurrence, assumption or guarantee of any indebtedness for borrowed money in connection with the Business except unsecured current obligations and Liabilities incurred in the ordinary course of business consistent with past practice;

202622195.2 27 (f) transfer, assignment, sale or other disposition of any of the Purchased Assets shown or reflected in the Balance Sheet, except for the sale of Inventory in the ordinary course of business; (g) cancellation of any debts or claims or amendment, termination or waiver of any rights constituting Purchased Assets; (h) transfer or assignment of or grant of any license or sublicense under or with respect to any material Intellectual Property Assets or Intellectual Property Agreements (except non- exclusive licenses or sublicenses granted in the ordinary course of business consistent with past practice]; (i) abandonment or lapse of or failure to maintain in full force and effect any material Intellectual Property Registration, or failure to take or maintain reasonable measures to protect the confidentiality or value of any material Trade Secrets included in the Intellectual Property Assets; (j) material damage, destruction or loss, or any material interruption in use, of any Purchased Assets, whether or not covered by insurance; (k) acceleration, termination, material modification to or cancellation of any Assigned Contract or Permit; (l) material capital expenditures which would constitute an Assumed Liability; (m) imposition of any Encumbrance (other than Permitted Encumbrances) upon any of the Purchased Assets; (n) (i) grant of any bonuses, whether monetary or otherwise, or increase in any wages, salary, severance, pension or other compensation or benefits in respect of any current or former employees, officers, directors, independent contractors or consultants of the Business, other than as provided for in any written agreements or required by applicable Law, (ii) change in the terms of employment for any employee of the Business or any termination of any employees for which the aggregate costs and expenses exceed $10,000, or (iii) action to accelerate the vesting or payment of any compensation or benefit for any current or former employee, officer, director, consultant or independent contractor of the Business; (o) hiring or promoting any person as or to (as the case may be) an officer or hiring or promoting any employee below officer except to fill a vacancy in the ordinary course of business; (p) adoption, modification or termination of any: (i) employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant of the Business, (ii) Benefit Plan, or (iii) collective bargaining or other agreement with a Union, in each case whether written or oral; (q) any loan to (or forgiveness of any loan to), or entry into any other transaction with, any current or former directors, officers or employees of the Business; (r) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

202622195.2 28 (s) purchase, lease or other acquisition of the right to own, use or lease any property or assets in connection with the Business for an amount in excess of $10,000, individually (in the case of a lease, per annum) or $10,000 in the aggregate (in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of Inventory or supplies in the ordinary course of business consistent with past practice; (t) Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing. Section 4.07 Material Contracts. (a) Section 4.07(a) of the Disclosure Schedules lists each of the following Contracts (x) by which any of the Purchased Assets are bound or affected or (y) to which each Seller is a party or by which it is bound in connection with the Business or the Purchased Assets (such Contracts, together with all Contracts concerning the occupancy, management or operation of any Real Property (including without limitation, brokerage contracts) listed or otherwise disclosed in Section 4.10(a) of the Disclosure Schedules and all Intellectual Property Agreements set forth in Section 4.11(b) of the Disclosure Schedules, being “Material Contracts”): (i) all Contracts involving aggregate consideration in excess of $25,000 and which, in each case, cannot be cancelled without penalty or without more than 90 days’ notice other than contracts with established customers and suppliers in the normal course of business; (ii) all Contracts that require each Seller to purchase or sell a stated portion of the requirements or outputs of the Business or that contain “take or pay” provisions; (iii) all Contracts that provide for the indemnification of any Person or the assumption of any Tax, environmental or other Liability of any Person; (iv) all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise); (v) all broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting and advertising Contracts; (vi) all employment agreements and Contracts with independent contractors or consultants (or similar arrangements) and which are not cancellable without material penalty or without more than 90 days’ notice; (vii) except for Contracts relating to trade payables, all Contracts relating to indebtedness (including, without limitation, guarantees); (viii) all Contracts with any Governmental Authority (“Government Contracts”); (ix) all Contracts that limit or purport to limit the ability of each Seller to compete in any line of business or with any Person or in any geographic area or during any period of time;

202622195.2 29 (x) all joint venture, partnership or similar Contracts; (xi) all Contracts for the sale of any of the Purchased Assets or for the grant to any Person of any option, right of first refusal or preferential or similar right to purchase any of the Purchased Assets; (xii) all powers of attorney with respect to the Business or any Purchased Asset; (xiii) all collective bargaining agreements or Contracts with any Union; and (xiv) all other Contracts that are material to the Purchased Assets or the operation of the Business and not previously disclosed pursuant to this Section 4.07. (b) Each Material Contract is in full force and effect and is a valid and binding agreement enforceable against each applicable Seller and, to each Seller’s Knowledge, the other party or parties thereto, in accordance with its terms. None of Sellers or, to each Seller’s Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of any intention to terminate, any Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available to Buyer. There are no material disputes pending or threatened under any Contract included in the Purchased Assets. Section 4.08 Title to Purchased Assets. Sellers have good and valid title to, or a valid leasehold interest in, all of the Purchased Assets. All such Purchased Assets (including leasehold interests) are free and clear of Encumbrances except for the following (collectively referred to as “Permitted Encumbrances”): (a) those items set forth in Section 4.08 of the Disclosure Schedules; (b) liens for Taxes not yet due and payable; (c) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the Business or the Purchased Assets; (d) easements, rights of way, zoning ordinances and other similar encumbrances affecting Real Property which are not, individually or in the aggregate, material to the Business or the Purchased Assets, which do not prohibit or interfere with the current operation of any Real Property and which do not render title to any Real Property unmarketable; or (e) other than with respect to Owned Real Property, liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the Business or the Purchased Assets.

202622195.2 30 Section 4.09 Condition and Sufficiency of Assets. The buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property included in the Purchased Assets are adequate for the operation of the business as currently being conducted by Sellers, and that none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. Notwithstanding the foregoing, Buyer acknowledges that a portion of the property has been damaged and/or abandoned due to flooding events in 2016 and understands the repairs needed should the detached buildings from the main warehouse could require substantial repairs in order to be reinhabited. Buyer acknowledges that the damaged facility is not needed for operations as currently conducted by the Sellers. Buyer further acknowledges that certain items in inventory have been designated as either held for sale or for refurbishment, and Buyer understands these items are not needed for operations as currently conducted by the Sellers. Section 4.10 Real Property. (a) Section 4.10(a) of the Disclosure Schedules sets forth each parcel of real property owned by Sellers and used in or necessary for the conduct of the Business as currently conducted (together with all buildings, fixtures, structures and improvements situated thereon and all easements, rights-of-way and other rights and privileges appurtenant thereto, collectively, the “Owned Real Property”), including with respect to each property, the address location and use. Sellers have delivered to Buyer copies of the deeds and other instruments (as recorded) by which Sellers acquired such parcel of Owned Real Property, and copies of all title insurance policies, opinions, abstracts and surveys in the possession of Sellers with respect to such parcel. With respect to each parcel of Real Property: (i) Sellers have good and marketable fee simple title, free and clear of all Encumbrances, except Permitted Encumbrances; (ii) Sellers have not leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof; and (iii) there are no unrecorded outstanding options, rights of first offer or rights of first refusal to purchase such Owned Real Property or any portion thereof or interest therein. (b) Sellers are not party to any leases, subleases, licenses, concessions and other agreements (whether written or oral), including all amendments, extensions renewals, guaranties and other agreements with respect thereto, pursuant to which Sellers hold any real property. (c) Sellers have not received any written notice of (i) violations of building codes and/or zoning ordinances or other governmental or regulatory Laws affecting the Real Property, (ii) existing, pending or threatened condemnation proceedings affecting the Real Property, or (iii) existing, pending or threatened zoning, building code or other moratorium proceedings, or similar matters which could reasonably be expected to adversely affect the ability to operate the Real Property as currently operated. Neither the whole nor any material portion of any Real Property has been damaged or destroyed by fire or other casualty. (d) The Real Property is sufficient for the continued conduct of the Business after the Closing in substantially the same manner as conducted prior to the Closing and constitutes all of the real property necessary to conduct the Business as currently conducted.

202622195.2 31 Section 4.11 Intellectual Property. (a) Section 4.11(a) of the Disclosure Schedules contains a correct, current and complete list of: (i) all Intellectual Property Registrations, specifying as to each, as applicable: the title, mark, or design; the jurisdiction by or in which it has been issued, registered or filed; the patent, registration or application serial number; the issue, registration or filing date; and the current status; (ii) all unregistered Trademarks included in the Intellectual Property Assets; (iii) all proprietary Software included in the Intellectual Property Assets; and (iv) all other Intellectual Property Assets that are used or held for use in the conduct of the Business as currently conducted or proposed to be conducted. (b) Section 4.11(b) of the Disclosure Schedules contains a correct, current and complete list of all Intellectual Property Agreements: (i) under which the respective Seller is a licensor or otherwise grants to any Person any right or interest relating to any Intellectual Property Asset; (ii) under which the respective Seller is a licensee or otherwise granted any right or interest relating to the Intellectual Property of any Person; and (iii) which otherwise relate to the respective Seller’s ownership or use of any Intellectual Property in the conduct of the Business as currently conducted or proposed to be conducted. Sellers have provided Buyer with true and complete copies (or in the case of any oral agreements, a complete and correct written description) of all such Intellectual Property Agreements, including all modifications, amendments and supplements thereto and waivers thereunder. Each Intellectual Property Agreement is valid and binding on the respective Seller or Sellers in accordance with its terms and is in full force and effect. Neither Sellers nor any other party thereto is, or is alleged to be, in breach of or default under, or has provided or received any notice of breach of, default under, or intention to terminate (including by non-renewal), any Intellectual Property Agreement. (c) Sellers are the sole and exclusive legal and beneficial, and with respect to the Intellectual Property Registrations, record, owner of all right, title and interest in and to the Intellectual Property Assets, and each respective Seller has the valid and enforceable right to use all other Intellectual Property used or held for use in or necessary for the conduct of the Business as currently conducted or as proposed to be conducted, in each case, free and clear of Encumbrances other than Permitted Encumbrances. The Intellectual Property Assets and Licensed Intellectual Property are all of the Intellectual Property necessary to operate the Business as presently conducted or proposed to be conducted. Sellers have entered into binding, valid and enforceable written Contracts with each current and former employee and independent contractor whereby such employee or independent contractor (i) acknowledges such respective Seller’s or Sellers’ exclusive ownership of all Intellectual Property Assets invented, created or developed by such employee or independent contractor within the scope of his or her employment or engagement with such Seller or Sellers; (ii) grants to such Seller or Sellers a present, irrevocable assignment of any ownership interest such employee or independent contractor may have in or to such Intellectual Property; and (iii) irrevocably waives any right or interest, including any moral rights, regarding such Intellectual Property, to the extent permitted by applicable Law. Sellers have provided Buyer with true and complete copies of all such Contracts. All assignments and other instruments necessary to establish, record, and perfect Sellers’ ownership interest in the Intellectual Property Registrations have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars. (d) Neither the execution, delivery, or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of or payment of any additional amounts with respect to, or require the consent of any other Person in respect of, the Buyer’s right to own or use any Intellectual Property Assets or Licensed Intellectual

202622195.2 32 Property in the conduct of the Business as currently conducted and as proposed to be conducted. Immediately following the Closing, all Intellectual Property Assets will be owned or available for use by Buyer on identical or substantially the same terms as they were owned or available for use by Sellers immediately prior to the Closing. (e) All of the Intellectual Property Assets (and Licensed Intellectual Property) are valid and enforceable, and all Intellectual Property Registrations are subsisting and in full force and effect. Sellers have taken all necessary steps to maintain and enforce the Intellectual Property Assets and Licensed Intellectual Property and to preserve the confidentiality of all Trade Secrets included in the Intellectual Property Assets, including by requiring all Persons having access thereto to execute binding, written non-disclosure agreements. All required filings and fees related to the Intellectual Property Registrations have been timely submitted with and paid to the relevant Governmental Authorities and authorized registrars. Sellers have provided Buyer with true and complete copies of all file histories, documents, certificates, office actions, correspondence, assignments, and other instruments relating to the Intellectual Property Registrations. (f) The conduct of the Business as currently and formerly conducted and as proposed to be conducted, including the use of the Intellectual Property Assets and Licensed Intellectual Property in connection therewith, and the products, processes, and services of the Business have not infringed, misappropriated, or otherwise violated and will not infringe, misappropriate, or otherwise violate the Intellectual Property or other rights of any Person. No Person has infringed, misappropriated, or otherwise violated any Intellectual Property Assets or Licensed Intellectual Property. (g) Except as disclosed in Section 4.11(g) of the Disclosure Schedules, there are no Actions (including any opposition, cancellation, revocation, review, or other proceeding), whether settled, pending or threatened (including in the form of offers to obtain a license): (i) alleging any infringement, misappropriation, or other violation of the Intellectual Property of any Person by any Seller in the conduct of the Business; (ii) challenging the validity, enforceability, registrability, patentability, or ownership of any Intellectual Property Assets or Licensed Intellectual Property; or (iii) by Sellers or any other Person alleging any infringement, misappropriation, or other violation by any Person of any Intellectual Property Assets. Sellers are not aware of any facts or circumstances that could reasonably be expected to give rise to any other such Actions. Sellers are not subject to any outstanding or prospective Governmental Order (including any motion or petition therefor) that does or could reasonably be expected to restrict or impair the use of any Intellectual Property Assets or Licensed Intellectual Property. (h) Section 4.11(h) of the Sellers Disclosure Schedules contains a correct, current, and complete list of all social media accounts used by Sellers in the conduct of the Business. Sellers have complied with all terms of use, terms of service, and other Contracts and all associated policies and guidelines relating to its use of any social media platforms, sites, or services in the conduct of the Business (collectively, “Platform Agreements”). There are no Actions settled, pending, or threatened alleging (i) any breach or other violation of any Platform Agreement by any Seller; or (ii) defamation, any violation of publicity rights of any Person, or any other violation by any Seller in connection with its use of social media in the conduct of the Business. (i) All Business IT Systems are in good working condition and are sufficient for the operation of the Business as currently conducted. and as proposed to be conducted. In the past twelve (12) months, to the Knowledge of Sellers there has been malfunction, failure, continued substandard performance, denial-of-service, or other cyber incident, including any cyberattack, or other impairment of the Business IT Systems that has resulted or is reasonably likely to result in

202622195.2 33 material disruption or damage to the Business as proposed to be conducted by Buyer and that has not been remedied. Sellers have taken all commercially reasonable steps to safeguard the confidentiality, availability, security, and integrity of the Business IT Systems, including implementing and maintaining appropriate backup, disaster recovery, and Software and hardware support arrangements. (j) Sellers have complied with all applicable Laws and all internal or publicly posted policies, notices, and statements concerning the collection, use, processing, storage, transfer, and security of personal information in the conduct of the Business. In the past three (3) years, Sellers have not (i) experienced any actual, alleged, or suspected data breach or other security incident involving personal information in its possession or control or (ii) been subject to or received any notice of any audit, investigation, complaint, or other Action by any Governmental Authority or other Person concerning the Sellers’ collection, use, processing, storage, transfer, or protection of personal information or actual, alleged, or suspected violation of any applicable Law concerning privacy, data security, or data breach notification, in each case in connection with the conduct of the Business, and to Sellers’ Knowledge, there are no facts or circumstances that could reasonably be expected to give rise to any such Action. Section 4.12 Inventory. All Inventory, whether or not reflected in the Balance Sheet, consists of a quality and quantity usable and salable in the ordinary course of business consistent with past practice, except for obsolete, damaged, defective or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established. All Inventory is owned by Sellers free and clear of all Encumbrances, and no Inventory is held on a consignment basis. The quantities of each item of Inventory (whether raw materials, work-in-process or finished goods) are not excessive, but are reasonable in the present circumstances of Sellers. Section 4.13 Accounts Receivable. The Accounts Receivable reflected on the Interim Balance Sheet and the Accounts Receivable arising after the Interim Balance Sheet Date (a) have arisen from bona fide transactions entered into by Sellers involving the sale of goods or the rendering of services in the ordinary course of business consistent with past practice; (b) constitute only valid, undisputed claims of Sellers not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the ordinary course of business consistent with past practice; and (c) subject to a reserve for bad debts shown on the Interim Balance Sheet or, with respect to Accounts Receivable arising after the Interim Balance Sheet Date, on the accounting records of the Business, are collectible in full within 90 days after billing. The reserve for bad debts shown on the Interim Balance Sheet or, with respect to Accounts Receivable arising after the Interim Balance Sheet Date, on the accounting records of the Business have been determined in accordance with GAAP, consistently applied, subject to normal year-end adjustments and the absence of disclosures normally made in footnotes. Section 4.14 Customers and Suppliers. (a) Section 4.14(a) of the Disclosure Schedules sets forth with respect to the Business (i) each customer who has paid aggregate consideration to Sellers for goods or services rendered in an amount greater than or equal to $25,000 for each of the two most recent fiscal years (collectively, the “Material Customers”); and (ii) the amount of consideration paid by each Material Customer during such periods. Sellers have not received any notice, and has no reason to believe, that any of the Material Customers has ceased, or intends to cease after the Closing, to use the goods or services of the Business or to otherwise terminate or materially reduce its relationship with the Business. (b) Section 4.14(b) of the Disclosure Schedules sets forth with respect to the Business (i) each supplier to whom Sellers have paid consideration for goods or services rendered in an

202622195.2 34 amount greater than or equal to $25,000 for each of the two most recent fiscal years (collectively, the “Material Suppliers”); and (ii) the amount of purchases from each Material Supplier during such periods. Sellers have not received any notice, and has no reason to believe, that any of the Material Suppliers has ceased, or intends to cease, to supply goods or services to the Business or to otherwise terminate or materially reduce its relationship with the Business. Section 4.15 Insurance. Section 4.15 of the Disclosure Schedules sets forth (a) a true and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, fiduciary liability and other casualty and property insurance maintained by Sellers or its Affiliates and relating to the Business, the Purchased Assets or the Assumed Liabilities (collectively, the “Insurance Policies”); and (b) with respect to the Business, the Purchased Assets, or the Assumed Liabilities, a list of all pending claims and the claims history for Sellers since January 1, 2021. Except as set forth on Section 4.15 of the Disclosure Schedules, there are no claims related to the Business, the Purchased Assets or the Assumed Liabilities pending under any Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. Neither Sellers nor any of its Affiliates has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of the Insurance Policies. All premiums due on the Insurance Policies have either been paid or, if not yet due, accrued. All the Insurance Policies (a) are in full force and effect and enforceable in accordance with their terms; (b) are provided by carriers who, to the best of Sellers’ Knowledge, are financially solvent; and (c) have not been subject to any lapse in coverage. None of Sellers or any of its Affiliates is in default under, or has otherwise failed to comply with, in any material respect, any provision contained in any Insurance Policy. The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Business and are sufficient for compliance with all applicable Laws and Contracts to which each Seller is a party or by which it is bound. True and complete copies of the Insurance Policies have been made available to Buyer. Section 4.16 Legal Proceedings; Governmental Orders. (a) Except as set forth in Section 4.16(a) of the Disclosure Schedules, there are no Actions pending or, to Sellers’ Knowledge, threatened against or by Sellers (a) relating to or affecting the Business, the Purchased Assets or the Assumed Liabilities; or (b) that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. (b) Except as set forth in Section 4.16(b) of the Disclosure Schedules, there are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against, relating to or affecting the Business. Sellers are in compliance with the terms of each Governmental Order set forth in Section 4.16(b) of the Disclosure Schedules. No event has occurred or circumstances exist that may constitute or result in (with or without notice or lapse of time) a violation of any such Governmental Order. Section 4.17 Compliance With Laws; Permits. (a) Except as set forth in Section 4.17(a) of the Disclosure Schedules, Sellers have complied, and is now complying, with all Laws applicable to the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets. (b) All Permits required for Sellers to conduct the Business as currently conducted or for the ownership and use of the Purchased Assets have been obtained by Sellers and are valid and

202622195.2 35 in full force and effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. Section 4.17(b) of the Disclosure Schedules lists all current Permits issued to Sellers which are related to the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets, including the names of the Permits and their respective dates of issuance and expiration. Sellers have complied and are now complying with the terms of all Permits listed on Section 4.17(b) of the Disclosure Schedules. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth in Section 4.17(b) of the Disclosure Schedules. Section 4.18 Environmental Matters. (a) The operations of Sellers with respect to the Business and the Purchased Assets are currently and have been in compliance with all Environmental Laws. Sellers have not received from any Person, with respect to the Business or the Purchased Assets, any: (i) Environmental Notice or Environmental Claim; or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date. (b) Sellers have obtained and is in material compliance with all Environmental Permits (each of which is disclosed in Section 4.18(b) of the Disclosure Schedules) necessary for the conduct of the Business as currently conducted or the ownership, lease, operation or use of the Purchased Assets and all such Environmental Permits are in full force and effect and shall be maintained in full force and effect by Sellers through the Closing Date in accordance with Environmental Law, and Sellers are not aware of any condition, event or circumstance that might prevent or impede, after the Closing Date, the conduct of the Business as currently conducted or the ownership, lease, operation or use of the Purchased Assets. With respect to any such Environmental Permits, Sellers have undertaken, or will undertake prior to the Closing Date, all measures necessary to facilitate transferability of the same, and Sellers are not aware of any condition, event or circumstance that might prevent or impede the transferability of the same, and has not received any Environmental Notice or written communication regarding any material adverse change in the status or terms and conditions of the same. (c) None of the Business or the Purchased Assets or any real property currently or formerly owned, leased or operated by Sellers in connection with the Business is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any similar state list. (d) There has been no Release of Hazardous Materials in contravention of Environmental Law with respect to the Business or the Purchased Assets or any real property currently or formerly owned, leased or operated by Sellers in connection with the Business, and Sellers have not received an Environmental Notice that any of the Business or the Purchased Assets or real property currently or formerly owned, leased or operated by Sellers in connection with the Business (including soils, groundwater, surface water, buildings and other structure located thereon) has been contaminated with any Hazardous Material which could reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, Sellers. (e) Section 4.18(e) of the Disclosure Schedules contains a complete and accurate list of all active or abandoned aboveground or underground storage tanks owned or operated by Sellers in connection with the Business or the Purchased Assets.

202622195.2 36 (f) Section 4.18(f) of the Disclosure Schedules contains a complete and accurate list of all off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by Sellers and any predecessors in connection with the Business or the Purchased Assets as to which Sellers may retain liability, and none of these facilities or locations has been placed or proposed for placement on the National Priorities List (or CERCLIS) under CERCLA, or any similar state list, and Sellers have not received any Environmental Notice regarding potential liabilities with respect to such off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by Sellers. (g) Sellers have not retained or assumed, by contract or operation of Law, any liabilities or obligations of third parties under Environmental Law. (h) Sellers have provided or otherwise made available to Buyer and listed in Section 4.18(h) of the Disclosure Schedules: (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models and other similar documents with respect to the Business or the Purchased Assets or any real property currently or formerly owned, leased or operated by Sellers in connection with the Business which are in the possession or control of Sellers related to compliance with Environmental Laws, Environmental Claims or an Environmental Notice or the Release of Hazardous Materials; and (ii) any and all material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit or otherwise control pollution and/or emissions, manage waste or otherwise ensure compliance with current or future Environmental Laws (including, without limitation, costs of remediation, pollution control equipment and operational changes). (i) Sellers are not aware of or reasonably anticipate, as of the Closing Date, any condition, event or circumstance concerning the Release or regulation of Hazardous Materials that might, after the Closing Date, prevent, impede or materially increase the costs associated with the ownership, lease, operation, performance or use of the Business or the Purchased Assets as currently carried out. (j) Each Seller owns and controls all Environmental Attributes (a complete and accurate list of which is set forth in Section 4.18(j) of the Disclosure Schedules) and has not entered into any contract or pledge to transfer, lease, license, guarantee, sell, mortgage, pledge or otherwise dispose of or encumber any Environmental Attributes as of the date hereof. Sellers are not aware of any condition, event or circumstance that might prevent, impede or materially increase the costs associated with the transfer (if required) to Buyer of any Environmental Attributes after the Closing Date. Section 4.19 Employee Benefit Matters. (a) Section 4.19(a) of the Disclosure Schedules contains a true and complete list of each pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off (PTO), medical, vision, dental, disability, welfare, Code Section 125 cafeteria, fringe-benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to by Sellers for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of the Business or any spouse or dependent of such individual, or under

202622195.2 37 which Sellers or any of its ERISA Affiliates has or may have any Liability, or with respect to which Buyer or any of its Affiliates would reasonably be expected to have any Liability, contingent or otherwise (as listed on Section 4.19(a) of the Disclosure Schedules, each, a “Benefit Plan”). (b) With respect to each Benefit Plan, Sellers have made available to Buyer accurate, current and complete copies of each of the following: (i) where the Benefit Plan has been reduced to writing, the plan document together with all amendments; (ii) where the Benefit Plan has not been reduced to writing, a written summary of all material plan terms; (iii) where applicable, copies of any trust agreements or other funding arrangements, custodial agreements, insurance policies and contracts, administration agreements and similar agreements, and investment management or investment advisory agreements, now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (iv) copies of any summary plan descriptions, summaries of material modifications, summaries of benefits and coverage, COBRA communications, employee handbooks and any other written communications (or a description of any oral communications) relating to any Benefit Plan; (v) in the case of any Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion or advisory letter from the Internal Revenue Service and any legal opinions issued thereafter with respect to such Benefit Plan’s continued qualification; (vi) in the case of any Benefit Plan for which a Form 5500 must be filed, a copy of the two most recently filed Forms 5500, with all corresponding schedules and financial statements attached; (vii) actuarial valuations and reports related to any Benefit Plans with respect to the most recently completed plan years; (viii) the most recent nondiscrimination tests performed under the Code; and (ix) copies of material notices, letters or other correspondence from the Internal Revenue Service, U.S. Department of Labor, U.S. Department of Health and Human Services, Pension Benefit Guaranty Corporation or other Governmental Authority relating to the Benefit Plan. (c) Except as set forth in Section 4.19(c) of the Disclosure Schedules, each Benefit Plan and any related trust (other than any multiemployer plan within the meaning of Section 3(37) of ERISA (each a “Multiemployer Plan”)) has been established, administered and maintained in accordance with its terms and in compliance with all applicable Laws (including ERISA , the Code and any applicable local Laws). Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (a “Qualified Benefit Plan”) is so qualified and received a favorable and current determination letter from the Internal Revenue Service with respect to the most recent five year filing cycle, or with respect to a prototype or volume submitter plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan or volume submitter plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and nothing has occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Benefit Plan. Nothing has occurred with respect to any Benefit Plan that has subjected or could reasonably be expected to subject Sellers or any of its ERISA Affiliates or, with respect to any period on or after the Closing Date, Buyer or any of its Affiliates, to a penalty under Section 502 of ERISA or to tax or penalty under Sections 4975 or 4980H of the Code. No pension plan (other than a Multiemployer Plan) which is subject to minimum funding requirements, including any multiple employer plan, (each a “Single Employer Plan”) in which employees of the Business or any ERISA Affiliate participate or have participated has an “accumulated funding deficiency,” whether or not waived, or is subject to a lien for unpaid contributions under Section 303(k) of ERISA or Section 430(k) of the Code. No Single Employer Plan covering employees of the Business which is a defined benefit plan has an “adjusted funding target attainment percentage,” as defined in Section 436 of the Code, less than 80%. Except as set

202622195.2 38 forth in Section 4.19(c) of the Disclosure Schedules, all benefits, contributions and premiums relating to each Benefit Plan have been timely paid in accordance with the terms of such Benefit Plan and all applicable Laws and accounting principles, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with GAAP. All Non-U.S. Benefit Plans that are intended to be funded and/or book-reserved are funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions. (d) Neither any Seller nor any of its ERISA Affiliates has (i) incurred or reasonably expects to incur, either directly or indirectly, any material Liability under Title I or Title IV of ERISA or related provisions of the Code or applicable local Law relating to employee benefit plans; (ii) failed to timely pay premiums to the Pension Benefit Guaranty Corporation; (iii) withdrawn from any Benefit Plan; (iv) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA; (v) incurred taxes under Section 4971 of the Code with respect to any Single Employer Plan; or (vi) participated in a multiple employer welfare arrangement (MEWA). (e) With respect to each Benefit Plan (i) no such plan is a Multiemployer Plan/except as set forth in Section 4.19(e) of the Disclosure Schedules, no such plan is a Multiemployer Plan, and (A) all contributions required to be paid by each Seller or its ERISA Affiliates have been timely paid to the applicable Multiemployer Plan, (B) neither Sellers nor any ERISA Affiliate has incurred any withdrawal liability under Title IV of ERISA which remains unsatisfied, and (C) a complete withdrawal from all such Multiemployer Plans on the Closing Date would not result in any material liability to Sellers and no Multiemployer Plan is in critical, endangered or seriously endangered status or has suffered a mass withdrawal; (ii) except as set forth in Section 4.19(e) of the Disclosure Schedules, no such plan is a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA); (iii) no Action has been initiated by the Pension Benefit Guaranty Corporation to terminate any such plan or to appoint a trustee for any such plan; (iv) no such plan or the plan of any ERISA Affiliate maintained or contributed to within the last six (6) years is a Single Employer Plan subject to Title IV of ERISA; and (v) no “reportable event,” as defined in Section 4043 of ERISA, with respect to which the reporting requirement has not been waived, has occurred with respect to any such plan. (f) Except as set forth in Section 4.19(f) of the Disclosure Schedules and other than as required under Sections 601 to 608 of ERISA or other applicable Law, no Benefit Plan or other arrangement provides post-termination or retiree health benefits to any individual for any reason. (g) Except as set forth in Section 4.19(g) of the Disclosure Schedules, there is no pending or, to Sellers’ Knowledge, threatened Action relating to a Benefit Plan (other than routine claims for benefits), and no Benefit Plan has within the three years prior to the date hereof been the subject of an examination or audit by a Governmental Authority or the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction or similar program sponsored by any Governmental Authority. (h) There has been no amendment to, announcement by each Seller or any of its Affiliates relating to, or change in employee participation or coverage under, any Benefit Plan or collective bargaining agreement that would increase the annual expense of maintaining such plan above the level of the expense incurred for the most recently completed fiscal year (other than on a de minimis basis) with respect to any director, officer, employee, consultant or independent contractor of the Business, as applicable. Neither Sellers nor any of its Affiliates has any commitment or obligation or has made any representations to any director, officer, employee,

202622195.2 39 consultant or independent contractor of the Business, whether or not legally binding, to adopt, amend, modify or terminate any Benefit Plan or any collective bargaining agreement. (i) Each Benefit Plan that is subject to Section 409A of the Code has been administered in compliance with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance (including, notices, rulings and proposed and final regulations) thereunder. Sellers do not have any obligation to gross up, indemnify or otherwise reimburse any individual for any excise taxes, interest or penalties incurred pursuant to Section 409A of the Code. (j) Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, officer, employee, independent contractor or consultant of the Business to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation (including stock-based compensation) due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; (iv) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code; or (v) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code. Sellers have made available to Buyer true and complete copies of any Section 280G calculations prepared (whether or not final) with respect to any disqualified individual in connection with the transactions. Section 4.20 Employment Matters. (a) Section 4.20(a) of the Disclosure Schedules contains a list of all persons who are employees, independent contractors or consultants of the Business as of the date hereof, including any employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, and sets forth for each such individual the following: (i) name; (ii) title or position (including whether full-time or part-time); (iii) hire or retention date; (iv) current annual base compensation rate or contract fee; (v) commission, bonus or other incentive-based compensation; and (vi) a description of the fringe benefits provided to each such individual as of the date hereof. As of the date hereof, all compensation, including wages, commissions, bonuses, fees and other compensation, payable to all employees, independent contractors or consultants of the Business for services performed on or prior to the date hereof have been paid in full and there are no outstanding agreements, understandings or commitments of Sellers with respect to any compensation, commissions, bonuses or fees. To Sellers Knowledge, no Key Employee intends to terminate employment with Sellers or is otherwise likely to become unavailable to continue as a Key Employee, nor do Sellers have a present intention to terminate the employment of any Key Employee. (b) Each Seller is not, and has not been for the past three years, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a union, works council or labor organization (collectively, “Union”), and there is not, and has not been for the past three years, any Union representing or purporting to represent any employee of Sellers, and no Union or group of employees is seeking or has sought to organize employees for the purpose of collective bargaining. There has never been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor disruption or dispute affecting Sellers or any employees of the Business. Sellers have no duty to bargain with any Union. (c) Each Seller is and has been in compliance with the terms of the Contracts listed on Section 4.20(b) of the Disclosure Schedules and all applicable Laws pertaining to employment

202622195.2 40 and employment practices to the extent they relate to employees, volunteers, interns, consultants and independent contractors of the Business, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave and unemployment insurance. All individuals characterized and treated by Sellers as consultants or independent contractors of the Business are properly treated as independent contractors under all applicable Laws. All employees of the Business classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified. Sellers are in compliance with and have complied with all immigration laws, including Form I-9 requirements and any applicable mandatory E-Verify obligations. Except as set forth in Section 4.20(c), there are no Actions against Sellers pending, or to the Sellers’ Knowledge, threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment of any current or former applicant, employee, consultant, volunteer, intern or independent contractor of the Business, including, without limitation, any charge, investigation or claim relating to unfair labor practices, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, employee classification, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave, unemployment insurance or any other employment related matter arising under applicable Laws. (d) Sellers have complied in all material respects with the WARN Act, and it has no plans to undertake any action in the future that would trigger the WARN Act. (e) With respect to each Government Contract, each Seller is and has been in compliance in all material respects with Executive Order No. 11246 of 1965 (“E.O. 11246”), Section 503 of the Rehabilitation Act of 1973 (“Section 503”) and the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 (“VEVRAA”), including all implementing regulations. Sellers maintains and complies with affirmative action plans in compliance with E.O. 11246, Section 503 and VEVRAA, including all implementing regulations. Sellers are not, and has not been for the past five years, the subject of any audit, investigation or enforcement action by any Governmental Authority in connection with any Government Contract or related compliance with E.O. 11246, Section 503 or VEVRAA. Sellers have not been debarred, suspended or otherwise made ineligible from doing business with the United States government or any government contractor. Sellers are in compliance with and has complied with all immigration laws, including any applicable mandatory E-Verify obligations. Section 4.21 Taxes. (a) All Tax Returns with respect to the Business required to be filed by Sellers for any Pre-Closing Tax Period have been, or will be, timely filed. Such Tax Returns are, or will be, true, complete and correct in all respects. All Taxes due and owing by Sellers (whether or not shown on any Tax Return) have been, or will be, timely paid. (b) Sellers have withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any Employee, independent contractor, creditor, customer, shareholder or other party, and complied with all information reporting and backup withholding provisions of applicable Law.

202622195.2 41 (c) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of Sellers. (d) All deficiencies asserted, or assessments made, against Sellers as a result of any examinations by any taxing authority have been fully paid. (e) Each Seller is not a party to any Action by any taxing authority. There are no pending or threatened Actions by any taxing authority. (f) There are no Encumbrances for Taxes upon any of the Purchased Assets nor is any taxing authority in the process of imposing any Encumbrances for Taxes on any of the Purchased Assets (other than for current Taxes not yet due and payable). (g) Each Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. (h) Each Seller is not, and has not been, a party to, or a promoter of, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011 4(b). (i) None of the Purchased Assets is (i) required to be treated as being owned by another person pursuant to the so-called “safe harbor lease” provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, (ii) subject to Section 168(g)(1)(A) of the Code, or (iii) subject to a disqualified leaseback or long-term agreement as defined in Section 467 of the Code. (j) None of the Purchased Assets is tax-exempt use property within the meaning of Section 168(h) of the Code. Section 4.22 Related Party Transactions. There are no Contracts or other arrangements involving the Business in which each Seller, its Affiliates, or any of its or their respective directors, officers, or employees or any immediate family members thereof is a party, has a financial interest, or otherwise owns or leases any Purchased Asset. Section 4.23 Each of Sellers and the Selling Persons (a) understand that any issuance of the Parent Shares pursuant to this Agreement has not and will not have been registered under the Securities Act, or under any state securities Laws, and are and will be offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (b) is acquiring the Parent Shares solely for Sellers and/or the Selling Person’s own account for investment purposes, and not with a view to the distribution thereof in violation of the Securities Act or any state securities Laws, (c) is a sophisticated investor with knowledge and experience in business and financial matters, (d) has received certain information concerning Buyer and its Affiliates and has had the opportunity to obtain additional information as desired to evaluate the merits and the risks inherent in holding the Parent Shares, (e) is able to bear the economic risk and lack of liquidity inherent in holding the Parent Shares, (f) acknowledges that the Parent Shares shall contain a customary restrictive legend substantially, and (g) is an Accredited Investor (as defined in Regulation D promulgated under the Securities Act). Section 4.24 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Sellers.

202622195.2 42 Section 4.25 No Misrepresentations. No representation or warranty by Sellers in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading. ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, Buyer represents and warrants to Sellers that the statements contained in this ARTICLE V are true and correct as of the date hereof. Section 5.01 Organization of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the state of Delaware. Section 5.02 Authority of Buyer. Buyer has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which Buyer is or will be a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any Ancillary Document to which Buyer is or will be a party, the performance by Buyer of its obligations hereunder and thereunder and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Sellers) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms. When each Ancillary Document to which Buyer is or will be a party has been duly executed and delivered by Buyer (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Buyer enforceable against it in accordance with its terms. Section 5.03 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the Ancillary Documents to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Buyer; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer; or (c) except as set forth in Section 5.03 of the Disclosure Schedules, require the consent, notice or other action by any Person under any Contract to which Buyer is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the Ancillary Documents to which Buyer is or will be a party and the consummation of the transactions contemplated hereby and thereby, except for such consents, approvals, Permits, Governmental Orders, declarations, filings or notices which, in the aggregate, would not have a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby on a timely basis. Section 5.04 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Buyer. Section 5.05 Legal Proceedings. Except as set forth in Section 5.05 of the Disclosure Schedules, there are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated

202622195.2 43 by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action. ARTICLE VI COVENANTS Section 6.01 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Sellers shall (x) conduct the Business in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact its current Business organization, operations and franchise and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having relationships with the Business. Without limiting the foregoing, from the date hereof until the Closing Date, Sellers shall: (a) preserve and maintain all Permits required for the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets; (b) pay the debts, Taxes and other obligations of the Business when due; (c) continue to collect Accounts Receivable in a manner consistent with past practice, without discounting such Accounts Receivable; (d) maintain the properties and assets included in the Purchased Assets in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear; (e) continue in full force and effect without modification all Insurance Policies, except as required by applicable Law; (f) defend and protect the properties and assets included in the Purchased Assets from infringement or usurpation; (g) perform all of its obligations under all Assigned Contracts; (h) maintain the Books and Records in accordance with past practice; (i) comply in all material respects with all Laws applicable to the conduct of the Business or the ownership and use of the Purchased Assets; and (j) not take or permit any action that would cause any of the changes, events or conditions described in Section 4.06 to occur. Section 6.02 Access to Information. From the date hereof until the Closing, Sellers shall (a) afford Buyer and its Representatives full and free access to and the right to inspect all of the Real Property, properties, assets, premises, Books and Records, Contracts and other documents and data related to the Business; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Business as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of Sellers to cooperate with Buyer in its investigation of the Business. Without limiting the foregoing, Sellers shall permit Buyer and its Representatives to conduct environmental due diligence of the Real Property, including the collecting and analysis of samples of indoor or outdoor air, potentially hazardous building materials, surface water, groundwater or surface or subsurface land on, at,

202622195.2 44 in, under or from the Real Property. Any investigation pursuant to this Section 6.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the Business or any other businesses of Sellers. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Sellers in this Agreement. Section 6.03 No Solicitation of Other Bids. (a) Each Seller shall not, and shall not authorize or permit any of its Affiliates or any of its or their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. Each Seller shall immediately cease and cause to be terminated, and shall cause its Affiliates and all of its and their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal. For purposes hereof, “Acquisition Proposal” means any inquiry, proposal or offer from any Person (other than Buyer or any of its Affiliates) relating to the direct or indirect disposition, whether by sale, merger or otherwise, of all or any portion of the Business or the Purchased Assets. (b) In addition to the other obligations under this Section 6.03, each Seller and each Selling Person shall promptly (and in any event within one Business Day after receipt thereof by such Seller or its Representatives) advise Buyer orally and in writing of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making the same. (c) Each Seller and each Selling Person agrees that the rights and remedies for noncompliance with this Section 6.03 shall include having such provision specifically enforced , by any court having equity jurisdiction it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Buyer and that money damages would not provide an adequate remedy to Buyer. Section 6.04 Notice of Certain Events. (a) From the date hereof until the Closing, Sellers shall promptly notify Buyer in writing of: (i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by Sellers hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 7.01 to be satisfied; (ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

202622195.2 45 (iii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and (iv) any Actions commenced or, to Sellers’ Knowledge, threatened against, relating to or involving or otherwise affecting the Business, the Purchased Assets or the Assumed Liabilities that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.16 or that relates to the consummation of the transactions contemplated by this Agreement. (b) Buyer’s receipt of information pursuant to this Section 6.04 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Sellers in this Agreement (including Section 8.02 and Section 9.01(b)) and shall not be deemed to amend or supplement the Disclosure Schedules. Section 6.05 Employees and Employee Benefits. (a) Commencing on the Closing Date, Sellers shall terminate all employees of the Business who are actively at work on the Closing Date, and, at Buyer’s sole discretion, Buyer may offer employment, on an “at will” basis, to any or all of such employees. Sellers shall bear any and all obligations and liability under the WARN Act resulting from employment losses pursuant to this Section 6.05. (b) Sellers shall be solely responsible, and Buyer shall have no obligations whatsoever for, any compensation or other amounts payable to any current or former employee, officer, director, independent contractor or consultant of the Business, including, without limitation, hourly pay, commission, bonus, salary, accrued vacation, fringe, pension or profit sharing benefits or severance pay for any period relating to the service with Sellers at any time on or prior to the Closing Date and Sellers shall pay all such amounts to all entitled persons on or prior to the Closing Date. (c) Sellers shall remain solely responsible for the satisfaction of all claims for medical, dental, life insurance, health accident or disability benefits brought by or in respect of current or former employees, officers, directors, independent contractors or consultants of the Business or the spouses, dependents or beneficiaries thereof, which claims relate to events occurring prior to the Closing Date. Sellers also shall remain solely responsible for all worker’s compensation claims of any current or former employees, officers, directors, independent contractors or consultants of the Business which relate to events occurring on or prior to the Closing Date. Sellers shall pay, or cause to be paid, all such amounts to the appropriate persons as and when due. (d) Effective as soon as practicable following the Closing Date, each Seller, or any applicable Affiliate, shall effect a transfer of assets and liabilities (including outstanding loans) from the defined contribution retirement plan that it maintains, to the defined contribution retirement plan maintained by Buyer, with respect to those employees of the Business who become employed by Buyer, or an Affiliate of Buyer, in connection with the transactions contemplated by this Agreement. Any such transfer shall be in an amount sufficient to satisfy Section 414(l) of the Code. Upon the transfer of assets and liabilities into Buyer’s plan, all transferred account balances from Sellers’ plan shall become fully vested. (e) Each employee of the Business who becomes employed by Buyer in connection with the transaction shall be given service credit for the purpose of eligibility under the group health plan and eligibility and vesting only under the defined contribution retirement plan for his or her

202622195.2 46 period of service with the Sellers prior to the Closing Date; provided, however, that (i) such credit shall be given pursuant to payroll or plan records, at the election of Buyer, in its sole and absolute discretion; and (ii) such service crediting shall be permitted and consistent with Buyer’s defined contribution retirement plan. Section 6.06 Confidentiality. From and after the Closing, each Seller and each Selling Person shall, and shall cause their respective Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning the Business, except to the extent that a Seller or a Selling Person can show that such information (a) is generally available to and known by the public through no fault of such Seller, Selling Person, or any Affiliate or Representative thereof; or (b) is lawfully acquired by such Seller, Selling Person, or any Affiliate or Representative thereof from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If such Seller, Selling Person, or any Affiliate or Representative thereof is compelled to disclose any information by judicial or administrative process or by other requirements of Law, such Seller or Selling Person shall promptly notify Buyer in writing and shall disclose only that portion of such information which such Seller is advised by its counsel in writing is legally required to be disclosed, provided that such Seller or Selling Person shall use reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information. Section 6.07 Non-Competition; Non-Solicitation. (a) For a period of three years commencing on the Closing Date, (the “Restricted Period”), each Seller and each Selling Person shall not, and shall not permit any of its Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) cause, induce or encourage any material actual or prospective client, customer, supplier or licensor of the Business (including any existing or former client or customer of Sellers and any Person that becomes a client or customer of the Business after the Closing), or any other Person who has a material business relationship with the Business, to terminate or modify any such actual or prospective relationship. Notwithstanding the foregoing, a Seller or a Selling Person may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if such Seller or Selling Person is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 5% or more of any class of securities of such Person. (b) During the Restricted Period, each Seller and each Selling Person shall not, and shall not permit any of its Affiliates to, directly or indirectly, hire or solicit any person who is offered employment by Buyer pursuant to Section 6.05(a) or is or was employed in the Business during the Restricted Period, or encourage any such employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 6.07(b) shall prevent a Seller, a Selling Person, or any Affiliate thereof from hiring (i) any employee whose employment has been terminated by Buyer or (ii) after 180 days from the date of termination of employment, any employee whose employment has been terminated by the employee. (c) Each Seller and each Selling Person acknowledges that a breach or threatened breach of this Section 6.07 would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by a Seller or a Selling Person of any such obligations, Buyer shall, in addition

202622195.2 47 to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond). (d) Each Seller and each Selling Person acknowledges that the restrictions contained in this Section 6.07 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.07 should ever be adjudicated to exceed the time, geographic, product or service or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service or other limitations permitted by applicable Law. The covenants contained in this Section 6.07 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction. Section 6.08 Governmental Approvals and Consents. (a) Each party hereto shall, as promptly as possible, (i) make, or cause or be made, all filings and submissions required under any Law applicable to such party or any of its Affiliates; and (ii) use reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the Ancillary Documents. Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals. (b) Sellers and Buyer shall use reasonable best efforts to give all notices to, and obtain all consents from, all third parties that are described in Section 4.03 and Section 5.03 of the Disclosure Schedules. (c) Without limiting the generality of the parties’ undertakings pursuant to subsections (a) and (b) above, each of the parties hereto shall use all reasonable best efforts to: (i) respond to any inquiries by any Governmental Authority regarding antitrust or other matters with respect to the transactions contemplated by this Agreement or any Ancillary Document; (ii) avoid the imposition of any order or the taking of any action that would restrain, alter or enjoin the transactions contemplated by this Agreement or any Ancillary Document; and (iii) in the event any Governmental Order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement or any Ancillary Document has been issued, to have such Governmental Order vacated or lifted. Section 6.09 Books and Records.

202622195.2 48 (a) In order to facilitate the resolution of any claims made against or incurred by Sellers prior to the Closing, or for any other reasonable purpose, for a period of three years after the Closing, Buyer shall: (i) retain the Books and Records (including personnel files) relating to periods prior to the Closing in a manner reasonably consistent with the prior practices of Sellers; and (ii) upon reasonable notice, afford the Sellers’ Representatives reasonable access (including the right to make, at Sellers’ expense, photocopies), during normal business hours, to such Books and Records. (b) In order to facilitate the resolution of any claims made by or against or incurred by Buyer after the Closing, or for any other reasonable purpose, for a period of three years following the Closing, Sellers shall: (i) retain the books and records (including personnel files) of Sellers which relate to the Business and its operations for periods prior to the Closing; and (ii) upon reasonable notice, afford the Buyer’s Representatives reasonable access (including the right to make, at Buyer’s expense, photocopies), during normal business hours, to such books and records. (c) Neither Buyer nor Sellers shall be obligated to provide the other party with access to any books or records (including personnel files) pursuant to this Section 6.09 where such access would violate any Law. Section 6.10 Closing Conditions From the date hereof until the Closing, each party hereto shall use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in ARTICLE VII hereof. Section 6.11 Public Announcements. Unless required by applicable Law, stock exchange requirements, or otherwise determined in Buyer’s discretion (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed). Section 6.12 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer; it being understood that any Liabilities arising out of the failure of Sellers to comply with the requirements and provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction which would not otherwise constitute Assumed Liabilities shall be treated as Excluded Liabilities. Section 6.13 Receivables. From and after the Closing, if each Seller or any of its Affiliates receives or collects any funds relating to any Accounts Receivable or any other Purchased Asset, such Seller or its Affiliate shall remit such funds to Buyer within five Business Days after its receipt thereof. From and after the Closing, if Buyer or its Affiliate receives or collects any funds relating to any Excluded Asset, Buyer or its Affiliate shall remit any such funds to such Seller within five Business Days after its receipt thereof.

202622195.2 49 Section 6.14 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Ancillary Documents (including any real property transfer Tax and any other similar Tax) shall be borne and paid by Sellers when due. Sellers shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary). Section 6.15 Financial Statements. Promptly and no later than 60 days following the Closing, Sellers will prepare and provide to Buyer and its Affiliates such historical financial statements (including footnotes and supporting records and data with respect to the Assets and any required audit of such financial statements by Buyer’s independent public accountants) and other information and data as are reasonably requested by Buyer to allow Buyer and its Affiliates to prepare and file with the Securities and Exchange Commission any historical and/or pro forma financial statements required by applicable U.S. federal securities laws, including Items 2.01 and 9.01 of Form 8-K under the Securities Exchange Act of 1934, as amended, and/or to permit or maintain the effectiveness of any registration statement under the Securities Act. Section 6.16 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the Ancillary Documents. Section 6.17 Retained Claims. (a) The following terms have the meanings specified in this Section 6.17: (i) “Retained Claims” means claims described in Section 6.17(a)(i) of the Disclosure Schedules. (ii) “Gross Recovery” means all compensation delivered to Buyer or Seller as monetary damages for, or in connection with the release or other resolution of, any or all of the Retained Claims (whether such compensation is delivered in the form of monetary payment, equity interest, physical property, or any combination thereof, and including any amounts for interest, attorneys’ fees, and costs awarded or otherwise delivered with such compensation). (iii) “Permitted Expenses” means attorneys’ fees, expert fees, and court costs actually paid by Sellers to prosecuted the Retained Claims. (iv) “Net Recovery” means the Gross Recovery less the Permitted Expenses; provided, however, that any Gross Recovery that only partially resolves the Retained Claims shall only be reduced by a proportionate share of the Permitted Expenses. (b) Within ten (10) business days of the receipt by any Seller or Selling Person of any Gross Recovery, Sellers shall deliver to Buyer in cash in an amount equal to thirty percent (30%) of the corresponding Net Recovery. ARTICLE VII CONDITIONS TO CLOSING

202622195.2 50 Section 7.01 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions: (a) Other than the representations and warranties of Sellers contained in Section 4.01, Section 4.02, Section 4.03 and Section 4.24, the representations and warranties of Sellers contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The representations and warranties of Sellers contained in Section 4.01, Section 4.02, Section 4.03 and Section 4.23 shall be true and correct in all respects (other than de minimis inaccuracies) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). (b) Sellers shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date; provided, that, with respect to agreements, covenants and conditions that are qualified by materiality, Sellers shall have performed such agreements, covenants and conditions, as so qualified, in all respects. (c) No Action shall have been commenced against Buyer or Sellers, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any transaction contemplated hereby. (d) All approvals, consents, and waivers that are listed on Section 4.03 of the Disclosure Schedules shall have been received, and executed counterparts thereof shall have been delivered to Buyer at or prior to the Closing. (e) From the date of this Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect. (f) Sellers shall have delivered to Buyer duly executed counterparts to the Ancillary Documents and such other documents and deliveries set forth in Section 3.02(a). (g) Buyer shall have received all Permits that are necessary for it to conduct the Business as conducted by Sellers as of the Closing Date. (h) Buyer shall have received (at Buyer’s expense) an owner’s title insurance policy with respect to each Owned Real Property, issued by a nationally recognized title insurance company acceptable to Buyer, written as of the Closing Date, insuring Buyer in such amounts and together with such endorsements, and otherwise in such form, as Buyer shall require. Such title insurance policy shall insure fee simple title to each Owned Real Property, free and clear of all

202622195.2 51 Encumbrances other than Permitted Encumbrances and those listed on Section 4.10(a) of the Disclosure Schedules. Buyer shall have received (at Buyer’s expense) an appropriately certified ALTA/NSPS Land Title Survey showing no Encumbrances other than the Permitted Encumbrances and those listed on Section 4.10(a) of the Disclosure Schedules, and otherwise in form and substance satisfactory to Buyer, for each of the Owned Real Properties. (i) All Encumbrances relating to the Purchased Assets shall have been released in full, other than Permitted Encumbrances, and Sellers shall have delivered to Buyer written evidence, obtained by Buyer, and in form satisfactory to Buyer in its sole discretion, of the release of such Encumbrances. (j) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Sellers, that each of the conditions set forth in Section 7.01(a) and Section 7.01(b) have been satisfied (the “Sellers Closing Certificate”). (k) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Sellers certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Sellers authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby. (l) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Sellers certifying the names and signatures of the officers of Sellers authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder. (m) Buyer shall have received a certificate pursuant to Treasury Regulations Section 1.1445-2(b) (the “FIRPTA Certificate”) that Sellers are not a foreign person within the meaning of Section 1445 of the Code duly executed by Sellers. (n) Sellers shall have delivered to Buyer such other documents or instruments as Buyer reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement. (o) The Due Diligence Period shall have expired or been waived by Buyer. (p) Buyer shall have obtained on terms and conditions satisfactory to it all of the consents from Ameristate Bank and the US Small Business Administration as it reasonably deems necessary in order to assume Seller’s liabilities under the Ameristate Bank Loan and the SBA Loan, and to consummate the transactions contemplated by this Agreement. (q) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof. (r) Each Key Employee shall have accepted an offer of employment from Buyer.

202622195.2 52 Section 7.02 Conditions to Obligations of Sellers. The obligations of Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Sellers’ waiver, at or prior to the Closing, of each of the following conditions: (a) Other than the representations and warranties of Buyer contained in Section 5.01, Section 5.02, Section 5.03, and Section 5.04, the representations and warranties of Buyer contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of Buyer contained in Section 5.01, Section 5.02, Section 5.03(a) and Section 5.04 shall be true and correct in all respects (other than de minimis inaccuracies) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date. (b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date; provided, that, with respect to agreements, covenants and conditions that are qualified by materiality, Buyer shall have performed such agreements, covenants and conditions, as so qualified, in all respects. (c) No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any material transaction contemplated hereby. (d) All approvals, consents, and waivers that are listed on Section 5.03 of the Disclosure Schedules shall have been received, and executed counterparts thereof shall have been delivered to Sellers at or prior to the Closing. (e) Buyer shall have delivered to Sellers duly executed counterparts to the Ancillary Documents and such other documents and deliveries set forth in Section 3.02(b). (f) Sellers shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 7.02(a) and Section 7.02(b) have been satisfied (the “Buyer Closing Certificate”). (g) Sellers shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby. (h) Sellers shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

202622195.2 53 (i) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof. (j) Buyer shall have delivered to Sellers such other documents or instruments as Sellers reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement. (k) Buyer can demonstrate to the reasonable satisfaction of Sellers that Buyer has funds sufficient to make payment of the unadjusted Purchase Price due at Closing. ARTICLE VIII INDEMNIFICATION Section 8.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is 24 months from the Closing Date; provided, that the representations and warranties in (i) Section 4.01, Section 4.02, Section 4.03, Section 4.24, Section 5.01, Section 5.02, Section 5.03, and Section 5.04 shall survive indefinitely, and (ii) Section 4.21 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) . All covenants and agreements of the parties contained herein shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved. Section 8.02 Indemnification By Sellers. Subject to the other terms and conditions of this ARTICLE VIII, from and for two years after Closing, Sellers shall jointly and severally indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) on a dollar-for-dollar basis against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of Sellers contained in this Agreement, the Ancillary Documents or in any certificate or instrument delivered by or on behalf of Sellers pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); (b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Sellers pursuant to this Agreement, the Ancillary Documents or any certificate or instrument delivered by or on behalf of Sellers pursuant to this Agreement; or (c) any Excluded Asset or any Excluded Liability. Section 8.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE VIII, from and after Closing, Buyer shall indemnify and defend each of Sellers and its Affiliates

202622195.2 54 and their respective Representatives (collectively, the “Sellers Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Sellers Indemnitees based upon, arising out of, with respect to or by reason of: (a) any material inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or in any certificate or instrument delivered by or on behalf of Buyer pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); (b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement; or (c) any Assumed Liability. Section 8.04 Certain Limitations. The indemnification provided for in this Article VIII shall be subject to the following limitations: (a) Sellers shall not be liable to the Buyer Indemnitees for indemnification under Section 8.02(a) until the aggregate amount of all Losses in respect of indemnification under Section 8.02(a) exceeds $50,000 of the Purchase Price (the “Basket”), in which event Sellers shall be required to pay or be liable for all such Losses From the first dollar. The aggregate amount of all Losses for which Sellers shall be liable pursuant to Section 8.02(a) shall not exceed $1,000,000 of the Purchase Price (the “Cap”). (b) Buyer shall not be liable to the Sellers Indemnitees for indemnification under Section 8.03(a) until the aggregate amount of all Losses in respect of indemnification under Section 8.03(a) exceeds the Basket, in which event Buyer shall be required to pay or be liable for all such Losses from the first dollar. The aggregate amount of all Losses for which Buyer shall be liable pursuant to Section 8.03(a) shall not exceed the Cap. (c) Notwithstanding the foregoing, the limitations set forth in Section 8.04(a) and Section 8.04(b) shall not apply to Losses based upon, arising out of, with respect to or by reason of any inaccuracy in or breach of any representation or warranty in Section 4.01, Section 4.02, Section 4.03, Section 4.21, Section 4.24, Section 5.01, Section 5.02, Section 5.03 and Section 5.04. For the avoidance of doubt, nothing contained herein shall limit or restrict Buyer’s right to maintain or recover any amounts from Sellers or the Selling Persons in connection with any action or claim based upon fraud, intentional misrepresentation, or willful misconduct (d) For purposes of this ARTICLE VIII (including for purposes of determining the existence of any inaccuracy in, or breach of, any representation or warranty and for calculating the amount of any Loss with respect thereto), any inaccuracy in or breach of any representation or warranty shall be determined without regard to any materiality, Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty. Section 8.05 Indemnification Procedures. The party making a claim under this ARTICLE VIII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this ARTICLE VIII is referred to as the “Indemnifying Party”.

202622195.2 55 (a) Third-Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third-Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 calendar days after receipt of such notice of such Third-Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses or is prejudiced by reason of such failure. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the amount claimed, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, that if the Indemnifying Party is Sellers, such Indemnifying Party shall not have the right to defend or direct the defense of any such Third-Party Claim that (x) is asserted directly by or on behalf of a Person that is a supplier or customer of the Business, or (y) seeks an injunction or other equitable relief against the Indemnified Party. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 8.05(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third-Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third-Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third-Party Claim, the Indemnified Party may, subject to Section 8.05(b), pay, compromise, defend such Third-Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third-Party Claim. Sellers and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available (subject to the provisions of Section 6.06) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim. (b) Settlement of Third-Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party, except as provided in this Section 8.05(b). If a firm offer is made to settle a Third-Party Claim without leading to Liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all Liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party.

202622195.2 56 If the Indemnified Party fails to consent to such firm offer within ten days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 8.05(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). (c) Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses, or is prejudiced by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the claimed amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement. Section 8.06 Payments;. Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this ARTICLE VIII, the Indemnifying Party shall satisfy its obligations within 15 Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. The parties hereto agree that should an Indemnifying Party not make full payment of any such obligations within such 15 Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Party or final, non-appealable adjudication to but excluding the date such payment has been made at a rate per annum equal to 5%. Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed, without compounding. Section 8.07 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law. Section 8.08 Effect of Investigation. The representations, warranties, and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be

202622195.2 57 inaccurate or by reason of the Indemnified Party’s waiver of any condition set forth in Section 7.01 or Section 7.02, as the case may be. Section 8.09 Other Rights and Remedies Not Affected. The indemnification rights of the parties under this ARTICLE VIII are independent of, and in addition to, such rights and remedies as the parties may have at Law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any covenant, agreement or obligation hereunder on the part of any party hereto, including the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby. ARTICLE IX TERMINATION Section 9.01 Termination. This Agreement may be terminated at any time prior to the Closing: (a) by the mutual written consent of Sellers and Buyer; (b) by Buyer by written notice to Sellers if: (i) Buyer is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Sellers pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure has not been cured by Sellers within ten days of Sellers’ receipt of written notice of such breach from Buyer; (ii) any of the conditions set forth in Section 7.01 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by June 30, 2025 unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or (iii) such written notice has been provided to Sellers prior to the expiration of the Due Diligence Period; (c) by Sellers by written notice to Buyer if: (i) Sellers are not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure has not been cured by Buyer within ten days of Buyer’s receipt of written notice of such breach from Sellers; or (ii) any of the conditions set forth in Section 7.02 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by June 30, 2025, unless such failure shall be due to the failure of Sellers to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

202622195.2 58 (d) by Buyer or Sellers in the event that (i) there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or (ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable. Section 9.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except: (a) that the obligations set forth in this ARTICLE IX and ARTICLE X hereof shall survive termination; and (b) that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof. ARTICLE X MISCELLANEOUS Section 10.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors, and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred. Section 10.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c); or (d) when received if mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02): If to a Seller or any Selling Person: SeaTrepid International LLC 23083 Hwy. 190 East Robert, Louisiana 70455 Attention: Robert D. Christ E-mail: [***] with a copy to (which shall not constitute notice): Plauché, Smith & Nieset, LLC 1123 Pithon Street Lake Charles, LA 70601 Attention: Joseph Pousson E-mail: [***] If to Buyer: Nauticus Robotics, Inc. 17146 Feathercraft Lane, Suite 450 Webster, Texas 77598 E-mail: [***] Attention: John Gibson; John Symington

202622195.2 59 with a copy to (which shall not constitute notice): Norton Rose Fulbright US LLP 1550 Lamar Street, Suite 2000 Houston, Texas 77010 E-mail: [***] Attention: Robert Morris; Brandon Byrne Section 10.03 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. Section 10.04 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. Section 10.05 Severability. If any term or provision of this Agreement is found to be invalid, illegal or unenforceable by a tribunal of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 6.07(d), upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Section 10.06 Entire Agreement. This Agreement and the Ancillary Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control. Section 10.07 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that prior to the Closing Date, Buyer may, without the prior written consent of Sellers, assign all or any portion of its rights under this Agreement to one or more of its direct or indirect wholly-owned subsidiaries. No assignment shall relieve the assigning party of any of its obligations hereunder. Section 10.08 No Third-Party Beneficiaries. Except as provided in ARTICLE VIII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns

202622195.2 60 and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Section 10.09 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Section 10.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction). (b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF TEXAS IN EACH CASE LOCATED (A) IF INSTITUTED BY SELLERS,IN THE CITY OF HOUSTON, TEXAS AND COUNTY OF HARRIS. TEXAS, OR (B) IF INSTITUTED BY BUYER, IN THE CITY OF LAKE CHARLES, LOUISIANA OR THE PARISH OF CALCASIEU, LOUISIANA. EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(c).

202622195.2 61 Section 10.11 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Section 10.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Section 10.13 Guaranty. In consideration of the execution and delivery by Buyer of this Agreement, each Selling Person hereby guarantees absolutely and unconditionally to Buyer (a) the due and punctual performance, when and as due, of all obligations of Sellers arising under or pursuant to Sellers’ indemnity obligations pursuant to ARTICLE VIII of this Agreement, and (b) the due and punctual payment of all sums, if any, now or hereafter owed by Sellers arising under or pursuant to Sellers’ indemnity obligations under ARTICLE VIII of this Agreement. [SIGNATURE PAGE FOLLOWS]

202622195.2 62 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their duly authorized officers. SEATREPID INTERNATIONAL, L.L.C. By:__/s/ Robert D. Christ_____ Name: Robert D. Christ Title: CEO REMOTE INSPECTION TECHNOLOGIES, L.L.C. By:____/s/ Robert D. Christ__ Name: Robert D. Christ Title: CEO SEATREPID DEEPSEA, L.L.C. By:__ /s/ Robert D. Christ____ Name: Robert D. Christ Title: CEO NAUTICUS ROBOTICS, INC. By:___/s/ John Gibson_____ Name: John Gibson Title: CEO SELLING PERSONS: /s/ Karen E. Christ______ Karen E. Christ /s/ Robert D. Christ______ Robert D. Christ /s/ Stephen W. Walsh____ Stephen W. Walsh

202622195.2 63 Schedule A Earnout 1. Definitions “Earn-Out Period” means the period from the Closing Date through the date that is six (6) months after the Closing Date. “Earn-Out Shares” has the meaning set forth in Section 2.06(b) of the Agreement. “Maximum Earn-Out Shares” means the number of shares equal to $5,500,000 divided by the Minimum Price, as defined under Nasdaq Rule 5635(d), determined as of the date of the execution of the Agreement. In no event will this number exceed 19.99% of the shares outstanding as of the date of the Agreement. If such number exceeds 19.99%, the parties will negotiate payment of the balance in cash prior to the execution of the Agreement. “2025 Business Revenue” means revenue of the Business during the Earn-Out Period as determined in accordance with GAAP, adjusted to include the Business Deemed Revenue. “Business Deemed Revenue” means revenue of the Business during the Earn-Out Period attributable to ROV services and associated products and services provided by the Business in support of Buyer’s autonomous underwater vehicle (Aquanaut) services during the Earn-Out Period. Seller’s Deemed Revenue shall be calculated based on the prices set forth in Seller’s quote to Buyer dated August 23, 2024, and entitled “[***]”. 2. Earnout Calculation: The Earnout Shares payable under the Agreement shall be calculated in accordance with the table below: 2025 Business Revenue Earnout Shares Less than $[***] No Earn-Out Shares.] $[***] or more Maximum Earn-Out Shares